ANNUAL REPORT October 31, 2001

Logo: NUVEEN Investments

Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.



INVESTMENT QUALITY
NQM

SELECT QUALITY
NQS

QUALITY INCOME
NQU

PREMIER INCOME
NPF



Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)

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

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

Photo of: Timothy R. Schwertfeger
Chairman of the Board



Sidebar text: "A diversified portfolio can leave you well positioned to reduce overall investment risk."





Dear
   Shareholder

In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2001


Sidebar text: "Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."

Nuveen National Municipal Closed-End Exchange-Traded Funds
(NQM, NQS, NQU, NPF)

Portfolio Managers'
               Comments

Portfolio managers Tom Futrell, Rick Huber, and Bill Fitzgerald review economic and market conditions, key strategies, and recent Fund performance. Tom has managed NQM since its inception in 1990, and assumed management responsibility for NPF in 2001. Bill has managed NQU since its inception in 1991, while Rick assumed portfolio management responsibility for NQS in 1998.


WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended October 31, 2001, were the continued slowdown in economic growth and the Federal Reserve's aggressive approach to easing short-term interest rates. While these two factors had a great impact over the entire period covered in this report, the tragic events of September 11 and its aftermath also have had a profound effect on the economy and the markets.

In January 2001, the Fed embarked on a series of interest rate cuts designed to stimulate the sluggish U.S. economy. During the first ten months of the year, the Fed announced nine reductions totaling 400 basis points, bringing the federal funds rate to 2.50% as of October 31, 2001. (On November 6, 2001, following the end of the period covered in this report, the Fed reduced the fed funds rate to 2.00%, its lowest level since 1961.) The consensus among many market observers is that the Fed could decide to cut rates again if signs of a significant economic slowdown continue.

In the municipal market, the general environment of the past twelve months has helped many fixed-income securities perform well. The interest rate cuts created favorable conditions for both new municipal bond issuance and refundings, which together totaled $223.4 billion nationwide through the first ten months of 2001, an increase of 36% over January-October 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, quality, and an alternative to a volatile stock market. Institutional investors, especially insurance companies, also have been active buyers in the new issue market. In general, strong demand has proven more powerful than increased supply, which has helped keep municipal bond prices higher than they were twelve months ago.


HOW DID THE NUVEEN NATIONAL FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended October 31, 2001, the Nuveen National Closed-End Exchange-Traded Funds covered in this report produced annual total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Tax-Exempt Bond Index1 and relevant Lipper Peer Group2 are also presented.


                  MARKET            TOTAL RETURN          LEHMAN      LIPPER
                   YIELD                  ON NAV   TOTAL RETURN1    AVERAGE2
----------------------------------------------------------------------------
                                          1 YEAR          1 YEAR      1 YEAR
                           TAXABLE-        ENDED           ENDED       ENDED
        10/31/01        EQUIVALENT3     10/31/01        10/31/01    10/31/01
----------------------------------------------------------------------------
NQM        5.94%              8.55%       13.16%          10.51%      12.97%
----------------------------------------------------------------------------
NQS        6.02%              8.66%       13.23%          10.51%      12.97%
----------------------------------------------------------------------------
NQU        6.24%              8.98%       12.09%          10.51%      12.97%
----------------------------------------------------------------------------
NPF        6.27%              9.02%       12.89%          10.51%      12.97%
----------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


Over the past twelve months, the Fed's change in policy from tightening to easing, combined with favorable market technicals, created a generally positive total return environment for municipal bonds. The Funds' participation in the market's gains is reflected in the total returns on NAV listed in the previous table. In a market characterized by rising bond values and falling yields, funds with longer durations would typically be expected to perform well. As of October 31, 2001, the




1 The Funds' performances are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 52 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

durations4 of these Funds ranged from 10.00 to 10.79, compared with 7.77 for the unleveraged Lehman Brothers Municipal Bond Index.

While duration was one driver of total return over the past twelve months, the relative performance of these Funds also was influenced by differences in structure and individual holdings. For example, NQU had a large weighting in escrowed bonds coming into this period. These bonds provided high levels of tax-free income, and they also had short maturities which provided some security for the principal value of the investments but also was a factor in causing the Fund's total return to trail the market.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES? With the Fed's move to a policy of interest rate easing as of January 2001, the dividend payment capabilities of these National Funds benefited from the use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R), shareholders. For example, declining short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended October 31, 2001, steady or falling short-term interest rates enabled us to implement dividend increases in NQM in both June and September 2001 and in NQS and NPF in September. Leverage also helped us maintain the dividend of NQU over the past 17 months.

In coming months, the lower rates now being offered by municipal securities with shorter maturities may continue to benefit these Funds by further reducing the amount paid to MuniPreferred shareholders. However, this benefit could be offset to some degree by the effect of bond calls on higher-yielding securities, especially if refundings increase as the result of lower rates. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

Over the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of these National Funds improved (see the charts on the individual Performance Overview pages). As investors recognized the opportunity offered by these Funds, increased demand caused their discounts (share price below NAV) to narrow over the past twelve months.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE YEAR ENDED OCTOBER 31, 2001?
One of our areas of emphasis during this period was improving overall call protection, using a variety of strategies to enhance each Fund's situation as attractive opportunities presented themselves. NQM now offers excellent levels of call protection over the next 26 months, with only 7% of its portfolio subject to calls between November 2001 and December 2003. NQS, NQU, and NPF all marked the 10-year anniversary of their inceptions in 2001, reaching a point often associated with an increase in call exposure. Over the next 26 months, these Funds could see bond calls affecting 16% to 31% of their portfolios. The number of actual calls experienced by these Funds will depend largely on market interest rates over this time.

Given the current level of rates, our general approach has been to hold higher-yielding bonds as long as possible to help support the Funds' dividends, while we look for attractive replacement opportunities. Currently we have focused on the 20-year section of the yield curve, rather than the 30-year, since these shorter-maturity bonds offer lower durations and are therefore less sensitive to interest rate changes, while providing yields similar to those offered by longer bonds. In general, we believe the call positions of all these Funds are very manageable, especially given the timeframe, and we foresee no problems in working through them.

In reinvesting new cash and bond call proceeds over the past twelve months, we found value in general obligation bonds at the state, county, and city level, single family and multifamily housing bonds, especially those backed by GNMA and FNMA, and in other sectors regarded as providers of essential services, such as healthcare and utilities. As of October 31, 2001, all of these Funds listed healthcare, education, water and sewer, and/or utilities among their top five sectors.

The utilities sector, in particular, offered several attractive purchase opportunities, and NQS added bonds issued by utilities in Texas, where deregulation is scheduled to begin in early 2002. We believe these issues represented good value in today's market. Several of these bonds saw their creditworthiness improve as plants were completed.

Another area that performed well and contributed to diversification was the tobacco sector, and we took advantage of several new offerings in the primary market, including those from Alaska, Washington, D.C., and California, to purchase tobacco settlement bonds at very attractive yields for NQM and NQS. The proceeds from these bonds, which are secured by each state's share of payments under the $250 billion master settlement agreement between four major tobacco companies and 46 states, are used for various purposes, including education and healthcare. If we continue to find attractive opportunities, we plan to add to our positions in these bonds.

In view of recent events, shareholders should note that these Nuveen Funds continue to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 67% in NPF to 85% in NQM as of October 31, 2001. Each of these Funds also had a portion of its assets invested in BBB and non-rated bonds, which benefited from narrowing credit spreads during the first part of 2001. The allocations to this credit sector, which range from 4% in NQM to 19% in NPF, have for the most part declined over the past twelve months, as we shifted our emphasis to higher quality securities that should offer greater protection from the effects of any further deterioration in the economy.

All of these Funds also had some exposure to New York City general obligation bonds, selected airport and airline issues, and - in NQM - insured bonds issued by the Port Authority of New York and New Jersey, the owner of the World Trade Center. Following a decline immediately after the terrorist attacks, many of these holdings have largely returned to their pre-September 11 valuations. As of October 31, 2001, credit ratings for New York City have not been downgraded, remaining at A2/A/A+. The city's recent issuance of $1 billion in one-year disaster recovery notes sold rapidly to both individual and institutional investors, demonstrating the general belief that New York City continues to represent a strong credit despite recent events. Although Standard & Poor's placed the Port Authority and all major air carriers and North American airports on credit watch following September 11, Moody's current median rating for airports is A2, which is solidly investment grade. In addition, the federal government's commitment to the air transportation sector was demonstrated by the approval of a $15 billion airline aid package of grants and loan guarantees.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN FUNDS IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. Although the long-term economic effects of September 11 are still being assessed, we believe the U.S. economy is headed for an eventual recovery, but one that may see a slower pace of growth, with inflation and interest rates remaining low over the near term. New municipal issuance should continue to be strong during the fourth quarter and into 2002, and municipal supply nationwide in 2001 is now expected to exceed $250 billion for the first time since 1998. At the same time, demand for tax-exempt municipal bonds is anticipated to remain firm, as investors look for ways to rebalance their portfolios and reduce risk.

The federal government's recent decision to discontinue the 30-year Treasury bond removed one of the pricing benchmarks for the municipal market, which could result in some pricing uncertainty and create additional opportunities for value investing. Overall, we continue to watch the fixed-income markets carefully, especially those sectors that were directly impacted by the events of September 11 or that would be affected by any further deceleration in the economy. We believe the Nuveen Funds covered in this report are currently well diversified and well positioned for the market environment ahead, and we will continue to closely monitor and respond to events as appropriate.

Over the next six months, we plan to remain focused on the strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's research expertise to adjust to any shifts in market conditions. One of our priorities will be managing portfolio structure, including duration and credit quality, to strategically position the Funds for a potential economic recovery. Our emphasis will continue to be on essential services sectors. Tobacco settlement bonds also could continue to offer opportunities for diversification and enhanced yield. Overall, we believe the Nuveen National Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of security in uncertain times such as these.

Nuveen Investment Quality Municipal Fund, Inc.

Performance
  Overview As of October 31, 2001


NQM

Pie Chart:

CREDIT QUALITY
AAA/U.S. Guaranteed        70%
AA                         15%
A                           9%
BBB                         1%
NR                          3%
Other                       2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.84
--------------------------------------------------
Net Asset Value                             $15.71
--------------------------------------------------
Market Yield                                 5.94%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.55%
--------------------------------------------------
Fund Net Assets ($000)                    $862,815
--------------------------------------------------
Average Effective Maturity (Years)           21.00
--------------------------------------------------
Leverage-Adjusted Duration                   10.58
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 6/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        22.33%        13.16%
--------------------------------------------------
5-Year                         6.39%         6.67%
--------------------------------------------------
10-Year                        6.23%         7.33%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
U.S.Guaranteed                                 10%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
11/00                      0.0715
12/00                      0.0695
1/01                       0.0695
2/01                       0.0695
3/01                       0.0695
4/01                       0.0695
5/01                       0.0695
6/01                       0.0715
7/01                       0.0715
8/01                       0.0715
9/01                       0.0735
10/01                      0.0735


Line Chart:
SHARE PRICE PERFORMANCE
11/1/00                 12.81
                        12.75
                        12.63
                        12.75
                        12.75
                        12.94
                        13.25
                        13.44
                        14
                        14.06
                        14.31
                        14.38
                        14.41
                        14.33
                        14.2
                        14.05
                        14.19
                        14.14
                        13.85
                        13.95
                        13.97
                        14.01
                        14
                        14.05
                        14.06
                        14.05
                        13.96
                        13.92
                        13.64
                        13.87
                        14.01
                        14.06
                        14.32
                        14.37
                        14.38
                        14.37
                        14.37
                        14.38
                        14.45
                        14.64
                        14.61
                        14.68
                        14.75
                        14.98
                        14.96
                        13.92
                        14.78
                        14.84
                        14.55
                        14.65
10/31/01                14.78

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

Nuveen Select Quality Municipal Fund, Inc.

Performance
   Overview As of October 31, 2001


NQS


Pie Chart:

CREDIT QUALITY
AAA/U.S. Guaranteed        71%
AA                          8%
A                          14%
BBB                         3%
NR                          2%
Other                       2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.75
--------------------------------------------------
Net Asset Value                             $15.48
--------------------------------------------------
Market Yield                                 6.02%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.66%
--------------------------------------------------
Fund Net Assets ($000)                    $803,597
--------------------------------------------------
Average Effective Maturity (Years)           22.36
--------------------------------------------------
Leverage-Adjusted Duration                   10.00
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 3/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        20.09%        13.23%
--------------------------------------------------
5-Year                         6.12%         6.98%
--------------------------------------------------
10-Year                        6.86%         7.55%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
Housing/Single Family                          11%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------


Line Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
11/00                      0.074
12/00                      0.072
1/01                       0.072
2/01                       0.072
3/01                       0.072
4/01                       0.072
5/01                       0.072
6/01                       0.072
7/01                       0.072
8/01                       0.072
9/01                       0.074
10/01                      0.074


Line Chart:
SHARE PRICE PERFORMANCE
11/1/00                 13.19
                        12.56
                        12.56
                        12.88
                        12.94
                        12.81
                        13.13
                        13.5
                        14.13
                        14.19
                        14.25
                        14.13
                        14.26
                        14.2
                        14.16
                        14.05
                        14.2
                        14.19
                        14.06
                        13.95
                        14.03
                        13.99
                        14
                        14.06
                        14.07
                        14.14
                        14.17
                        13.9
                        13.61
                        13.8
                        13.97
                        14.03
                        14.3
                        14.35
                        14.27
                        14.25
                        14.26
                        14.24
                        14.4
                        14.66
                        14.54
                        14.57
                        14.59
                        14.6
                        14.62
                        13.36
                        14.45
                        14.67
                        14.51
                        14.4
10/31/01                14.61

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0013 per share.

Nuveen Quality Income Municipal Fund, Inc.
Performance
   Overview As of October 31, 2001


NQU


Pie Chart:

CREDIT QUALITY
AAA/U.S. Guaranteed        63%
AA                         10%
A                          12%
BBB                         6%
NR                          3%
Other                       6%


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
11/00                      0.076
12/00                      0.076
1/01                       0.076
2/01                       0.076
3/01                       0.076
4/01                       0.076
5/01                       0.076
6/01                       0.076
7/01                       0.076
8/01                       0.076
9/01                       0.076
10/01                      0.076


Line Chart:
SHARE PRICE PERFORMANCE
11/1/00                 13.13
                        13
                        13
                        13.06
                        13.13
                        13.44
                        13.63
                        13.75
                        14.63
                        14.44
                        14.81
                        14.81
                        14.82
                        14.8
                        14.67
                        14.55
                        14.72
                        14.75
                        14.36
                        14.19
                        14.01
                        14.12
                        14.44
                        14.38
                        14.45
                        14.68
                        14.53
                        14.35
                        14.07
                        14.26
                        14.31
                        14.2
                        14.54
                        14.82
                        14.6
                        14.45
                        14.45
                        14.48
                        14.64
                        14.93
                        14.93
                        14.94
                        14.99
                        14.98
                        14.91
                        13.9
                        14.45
                        14.6
                        14.46
                        14.28
10/31/01                14.42

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2000 of $0.0097 per share.

Nuveen Premier Municipal Income Fund, Inc.

Performance
   Overview As of October 31, 2001


NPF


Pie Chart:

CREDIT QUALITY
AAA/U.S. Guaranteed        57%
AA                         10%
A                          14%
BBB                         4%
NR                         15%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.84
--------------------------------------------------
Net Asset Value                             $15.31
--------------------------------------------------
Market Yield                                 6.27%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.02%
--------------------------------------------------
Fund Net Assets ($000)                    $472,496
--------------------------------------------------
Average Effective Maturity (Years)           15.73
--------------------------------------------------
Leverage-Adjusted Duration                   10.68
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 12/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        15.93%        12.89%
--------------------------------------------------
5-Year                         6.28%         6.60%
--------------------------------------------------
Since Inception                6.71%         7.70%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S.Guaranteed                                 26%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Housing/Multifamily                            14%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Education and Civic Organizations               7%
--------------------------------------------------


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE

11/00                      0.0765
12/00                      0.0765
1/01                       0.0765
2/01                       0.0765
3/01                       0.0765
4/01                       0.0765
5/01                       0.0765
6/01                       0.0765
7/01                       0.0765
8/01                       0.0765
9/01                       0.0775
10/00                      0.0775

Line Chart:
SHARE PRICE PERFORMANCE
11/1/00                 13.69
                        13.44
                        13.5
                        13.81
                        13.88
                        14
                        14.38
                        14.19
                        15
                        15.31
                        15.19
                        14.94
                        15.25
                        15.06
                        14.99
                        15.07
                        15.02
                        15.15
                        15.03
                        14.52
                        14.5
                        14.52
                        14.7
                        14.68
                        14.73
                        14.8
                        14.93
                        14.72
                        14.44
                        14.58
                        14.67
                        14.56
                        14.88
                        14.87
                        14.78
                        14.67
                        14.68
                        14.71
                        14.85
                        15.1
                        15.01
                        15.05
                        15.19
                        15.22
                        15.23
                        13.95
                        14.77
                        15.04
                        14.86
                        14.77
10/31/01                14.73

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

Shareholder
       Meeting Report

The annual shareholder meeting was held on August 1, 2001, at the Northern Trust Bank, Chicago, Illinois.

                                                                                   NQM
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                      Preferred         Preferred         Preferred        Preferred       Preferred
                                        Common           Shares            Shares           Shares            Shares          Shares
                                        Shares         Series-M          Series-T          Series-W        Series-TH        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                              28,692,698            1,823             1,900             1,879            1,857           2,150
   Withhold                            272,547                2                 9                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            28,965,245            1,825             1,909             1,879            1,857           2,150
====================================================================================================================================
Lawrence H. Brown
   For                              28,693,548            1,823             1,900             1,879            1,857           2,150
   Withhold                            271,697                2                 9                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            28,965,245            1,825             1,909             1,879            1,857           2,150
====================================================================================================================================
Anne E. Impellizzeri
   For                              28,684,643            1,823             1,880             1,879            1,857           2,150
   Withhold                            280,602                2                29                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            28,965,245            1,825             1,909             1,879            1,857           2,150
====================================================================================================================================
Peter R. Sawers
   For                              28,688,129            1,823             1,880             1,879            1,857           2,150
   Withhold                            277,116                2                29                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            28,965,245            1,825             1,909             1,879            1,857           2,150
====================================================================================================================================
William J. Schneider
   For                                      --            1,823             1,900             1,879            1,857           2,150
   Withhold                                 --                2                 9                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,825             1,909             1,879            1,857           2,150
====================================================================================================================================
Judith M. Stockdale
   For                              28,685,443            1,823             1,900             1,879            1,857           2,150
   Withhold                            279,802                2                 9                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            28,965,245            1,825             1,909             1,879            1,857           2,150
====================================================================================================================================
Timothy R. Schwertfeger
   For                                      --            1,823             1,900             1,879            1,857           2,150
   Withhold                                 --                2                 9                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,825             1,909             1,879            1,857           2,150
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                              28,622,261            1,825             1,880             1,877            1,857           2,132
   Against                             156,353               --                29                 2               --              --
   Abstain                             186,631               --                --                --               --              18
------------------------------------------------------------------------------------------------------------------------------------
   Total                            28,965,245            1,825             1,909             1,879            1,857           2,150
====================================================================================================================================


Shareholder Meeting Report (continued)
                                                                                   NQS
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                      Preferred         Preferred         Preferred        Preferred       Preferred
                                        Common           Shares            Shares            Shares           Shares          Shares
                                        Shares         Series-M          Series-T          Series-W        Series-TH        Series-F
====================================================================================================================================
Robert P. Bremner
   For                              27,979,325            1,879             1,892             1,978            1,221           2,580
   Withhold                            215,808               --                 3                38                4              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            28,195,133            1,879             1,895             2,016            1,225           2,580
====================================================================================================================================
Lawrence H. Brown
   For                              27,979,394            1,879             1,895             1,978            1,221           2,580
   Withhold                            215,739               --                --                38                4              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            28,195,133            1,879             1,895             2,016            1,225           2,580
====================================================================================================================================
Anne E. Impellizzeri
   For                              27,965,770            1,879             1,858             1,978            1,221           2,580
   Withhold                            229,363               --                37                38                4              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            28,195,133            1,879             1,895             2,016            1,225           2,580
====================================================================================================================================
Peter R. Sawers
   For                              27,971,229            1,879             1,861             2,014            1,221           2,580
   Withhold                            223,904               --                34                 2                4              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            28,195,133            1,879             1,895             2,016            1,225           2,580
====================================================================================================================================
William J. Schneider
   For                                      --            1,879             1,891             2,014            1,221           2,580
   Withhold                                 --               --                 4                 2                4              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,879             1,895             2,016            1,225           2,580
====================================================================================================================================
Judith M. Stockdale
   For                              27,975,322            1,879             1,892             1,978            1,221           2,580
   Withhold                            219,811               --                 3                38                4              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            28,195,133            1,879             1,895             2,016            1,225           2,580
====================================================================================================================================
Timothy R. Schwertfeger
   For                                      --            1,879             1,892             2,014            1,221           2,580
   Withhold                                 --               --                 3                 2                4              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,879             1,895             2,016            1,225           2,580
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                              27,907,770            1,879             1,856             2,014            1,221           2,580
   Against                             115,591               --                35                 2                4              --
   Abstain                             171,772               --                 4                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                            28,195,133            1,879             1,895             2,016            1,225           2,580
====================================================================================================================================

                                                                           NQU
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                     Preferred        Preferred         Preferred         Preferred        Preferred       Preferred
                      Common            Shares           Shares            Shares            Shares           Shares          Shares
                      Shares          Series-M         Series-T          Series-W         Series-W2        Series-TH        Series-F
====================================================================================================================================
Robert P. Bremner
   For            44,494,410             2,623            2,170             2,301             1,774            3,048           2,737
   Withhold          407,161                --               --                 1                 5                5               3
------------------------------------------------------------------------------------------------------------------------------------
   Total          44,901,571             2,623            2,170             2,302             1,779            3,053           2,740
====================================================================================================================================
Lawrence H. Brown
   For            44,490,409             2,623            2,170             2,301             1,774            3,048           2,737
   Withhold          411,162                --               --                 1                 5                5               3
------------------------------------------------------------------------------------------------------------------------------------
   Total          44,901,571             2,623            2,170             2,302             1,779            3,053           2,740
====================================================================================================================================
Anne E. Impellizzeri
   For            44,455,554             2,623            2,170             2,299             1,738            3,048           2,736
   Withhold          446,017                --               --                 3                41                5               4
------------------------------------------------------------------------------------------------------------------------------------
   Total          44,901,571             2,623            2,170             2,302             1,779            3,053           2,740
====================================================================================================================================
Peter R. Sawers
   For            44,476,362             2,623            2,170             2,301             1,738            3,048           2,737
   Withhold          425,209                --               --                 1                41                5               3
------------------------------------------------------------------------------------------------------------------------------------
   Total          44,901,571             2,623            2,170             2,302             1,779            3,053           2,740
====================================================================================================================================
William J. Schneider
   For                    --             2,623            2,170             2,301             1,774            3,048           2,737
   Withhold               --                --               --                 1                 5                5               3
------------------------------------------------------------------------------------------------------------------------------------
   Total                  --             2,623            2,170             2,302             1,779            3,053           2,740
====================================================================================================================================
Judith M. Stockdale
   For            44,474,954             2,623            2,170             2,299             1,774            3,048           2,736
   Withhold          426,617                --               --                 3                 5                5               4
------------------------------------------------------------------------------------------------------------------------------------
   Total          44,901,571             2,623            2,170             2,302             1,779            3,053           2,740
====================================================================================================================================
Timothy R. Schwertfeger
   For                    --             2,623            2,170             2,301             1,774            3,048           2,737
   Withhold               --                --               --                 1                 5                5               3
------------------------------------------------------------------------------------------------------------------------------------
   Total                  --             2,623            2,170             2,302             1,779            3,053           2,740
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For            44,454,739             2,621            2,170             2,302             1,740            3,052           2,738
   Against           166,212                 2               --                --                36               --               1
   Abstain           280,620                --               --                --                 3                1               1
------------------------------------------------------------------------------------------------------------------------------------
   Total          44,901,571             2,623            2,170             2,302             1,779            3,053           2,740
====================================================================================================================================


Shareholder Meeting Report (continued)

                                                                                                      NPF
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                          Preferred        Preferred       Preferred
                                                                           Common            Shares           Shares          Shares
                                                                           Shares          Series-M         Series-T       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                 15,677,467               959            2,423           2,118
   Withhold                                                               133,496                --                1               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               15,810,963               959            2,424           2,123
====================================================================================================================================
Lawrence H. Brown
   For                                                                 15,676,197               959            2,423           2,118
   Withhold                                                               134,766                --                1               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               15,810,963               959            2,424           2,123
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                 15,674,795               959            2,423           2,118
   Withhold                                                               136,168                --                1               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               15,810,963               959            2,424           2,123
====================================================================================================================================
Peter R. Sawers
   For                                                                 15,675,892               959            2,423           2,118
   Withhold                                                               135,071                --                1               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               15,810,963               959            2,424           2,123
====================================================================================================================================
William J. Schneider
   For                                                                         --               959            2,423           2,118
   Withhold                                                                    --                --                1               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --               959            2,424           2,123
====================================================================================================================================
Judith M. Stockdale
   For                                                                 15,679,787               959            2,423           2,118
   Withhold                                                               131,176                --                1               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               15,810,963               959            2,424           2,123
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                         --               959            2,423           2,118
   Withhold                                                                    --                --                1               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --               959            2,424           2,123
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                 15,627,112               959            2,397           2,114
   Against                                                                 54,358                --                4              --
   Abstain                                                                129,493                --               23               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               15,810,963               959            2,424           2,123
====================================================================================================================================

Report of
      Independent Auditors

THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc. and Nuveen Premier Municipal Income Fund, Inc. as of October 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2001, by correspondence with the custodian and brokers or alternative procedures when broker confirmations were not readily available. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc. and Nuveen Premier Municipal Income Fund, Inc. at October 31, 2001, and the results of their operations, changes in their net assets and financial highlights for the years indicated therein in conformity with accounting principles generally accepted in the United States.

                                                           /S/ Ernst & Young LLP

Chicago, Illinois
December 10, 2001


                            Nuveen Investment Quality Municipal Fund, Inc. (NQM)

                            Portfolio of
                                    Investments October 31, 2001

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.7%

$      22,225   Jefferson County, Alabama, Sewer Revenue Capital Improvement                2/09 at 101          AAA   $  23,597,616
                 Warrants, Series 1999-A,  5.750%, 2/01/38

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.7%

        3,350   Alaska Housing Finance Corporation, General Housing Purpose Bonds,          6/04 at 102          Aa2       3,473,213
                 1994 Series A, 5.400%, 12/01/13

       10,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco                6/10 at 100          Aa3      10,772,000
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31

------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.1%

        4,310   Arkansas Development Finance Authority, Home Mortgage Revenue           7/08 at 101 1/2          AAA       4,438,438
                 Bonds, 1998 Series A,  5.150%, 7/01/17

                Van Buren County, Arkansas, Sales and Use Tax Revenue Bonds,
                Series 2000 Refunding and Construction:
        1,055    5.600%, 12/01/25                                                          12/10 at 100          Aaa       1,109,280
        3,600    5.650%, 12/01/31                                                          12/10 at 100          Aaa       3,799,116

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 8.2%

        9,025   Alameda County Public Facilities Corporation, California, Certificates      9/06 at 102          AAA      10,353,119
                 of Participation (1991 Financing Project), 6.000%, 9/01/21

        5,925   State Public Works Board of the State of California, Regents of             6/03 at 102          Aa2       6,072,533
                 the University of California, Lease  Revenue Refunding Bonds
                 (Various University of California Projects), 1993 Series A,
                 5.500%, 6/01/21

        9,740   Huntington Park Redevelopment Agency, California, Single Family            No Opt. Call          AAA      13,648,272
                 Residential Mortgage Revenue Refunding Bonds, 1986 Series A,
                 8.000%, 12/01/19

        1,030   Natomas Unified School District, Sacramento County, California,            No Opt. Call          AAA       1,204,379
                 1999 Refunding General Obligation Bonds, 5.950%, 9/01/21

       15,770   Ontario Redevelopment Financing Authority, San Bernardino County,          No Opt. Call          AAA      21,734,529
                 California, 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No. 1), 7.400%, 8/01/25

       13,145   City of Perris, California, Single Family Mortgage Revenue Bonds           No Opt. Call          AAA      17,721,695
                 (GNMA Mortgage-Backed Securities), 1988 Series B,
                 8.200%, 9/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.0%

        1,025   Colorado Housing Finance Authority, Single Family Program Senior            5/06 at 105          Aa2       1,088,673
                  Bonds, 1996 Series B-2, 7.450%, 11/01/27

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
          820    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 100          Aaa         821,837
        2,265    8.000%, 11/15/25 (Alternative Minimum Tax)                                11/01 at 100            A       2,269,983

        2,325   City and County of Denver, Colorado, Airport System Revenue Bonds,         11/08 at 101          AAA       2,291,357
                 Series 1998B, 5.000%, 11/15/25

       12,450   City and County of Denver, Colorado, Airport System Revenue                11/10 at 100          AAA      13,397,819
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/19
                 (Alternative Minimum Tax)

        6,200   City and County of Denver, Colorado, Special Facilities Airport            10/02 at 102          BB-       4,267,274
                 Revenue Bonds (United Air Lines, Inc. Project), Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax)

        7,865   Colorado Springs School District No. 11, El Paso County, Colorado,         12/07 at 125          AA-      10,204,680
                 General Obligation Improvement Bonds, Series 1996,
                 7.125%, 12/01/21

------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 2.6%

        6,770   State of Connecticut, General Obligation Bonds, 2000 Series B,              6/10 at 100           AA       7,554,305
                 5.875%, 6/15/16

        8,675   Connecticut Housing Finance Authority, Housing Mortgage                    11/07 at 102           AA       8,979,232
                 Finance Program Bonds, 1997 Series C, Subseries C-2,
                 5.850%, 11/15/28 (Alternative Minimum Tax)

        5,910   Connecticut Housing Finance Authority, Housing Mortgage Finance             5/06 at 102          AAA       6,205,205
                 Program Bonds, 1996 Series D, Subseries D-2, 6.200%, 11/15/27
                 (Alternative Minimum Tax)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                DISTRICT OF COLUMBIA - 4.4%

$       2,500   District of Columbia, Washington, D.C., General Obligation Bonds,          No Opt. Call          AAA   $   2,893,375
                 Series 1998B, 6.000%, 6/01/16

       15,950   District of Columbia, University Revenue Bonds, Georgetown              4/11 at 31 1/32          AAA       2,973,559
                 University Issue, Series 2001A, 0.000%, 4/01/31

        6,000   District of Columbia Tobacco Settlement Financing Corporation,              5/11 at 101           A1       6,640,680
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 6.750%, 5/15/40

       23,645   District of Columbia Water and Sewer Authority, Public Utility              4/09 at 160          AAA      25,721,031
                 Revenue Bonds, Series 1998, 5.500%, 10/01/23

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 3.4%

       17,500   City of Atlanta, Georgia, Airport General Revenue and Refunding             1/10 at 101          AAA      18,431,700
                 Bonds, Series 2000A, 5.600%, 1/01/30

        2,000   City of Dalton Development Authority, Georgia, Revenue Certificates        No Opt. Call          AAA       2,175,520
                 (Hamilton Healthcare System), Series 1996, 5.500%, 8/15/26

        5,980   Fulton County Development Authority, Georgia, Revenue Bonds                 9/11 at 102          AAA       6,334,734
                 (TUFF/Atlanta Housing, LLC Project at Georgia State University),
                 Series 2001A, 5.500%, 9/01/22

        2,250   Georgia Municipal Electric Authority, Project One Special Obligation       No Opt. Call            A       2,678,085
                 Bonds, Fourth Crossover Series, 6.500%, 1/01/20

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 7.3%

        4,705   Village of Bourbonnais, Illinois, Industrial Project Revenue Bonds          3/10 at 101           AA       5,151,128
                 (Olivet Nazarene University Project), Series 2000, 6.250%, 3/01/20

        9,000   City of Chicago, Illinois, Chicago O'Hare International Airport,           No Opt. Call           B2       6,338,700
                 Special Facility Revenue Bonds (United Air Lines, Inc. Project),
                 Series 2001A-2, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)

        7,500   Community College District No. 508, Cook County, Illinois,                 No Opt. Call          AAA       9,296,400
                 Certificates of Participation, 8.750%, 1/01/07

        2,110   Illinois Development Finance Authority, Local Government Program            1/11 at 100          Aaa       2,336,255
                 Revenue Bonds (Elmhurst Community Unit School District
                 Number 205 Project), Series 2000, 6.000%, 1/01/19

       11,825   School District No. 46, Elgin, Counties of Kane, Cook and DuPage,          No Opt. Call          Aaa      15,293,273
                 Illinois, School Bonds, Series 1997, 7.800%, 1/01/12

        5,900   Community Unit School District Number 7, Madison County, Illinois,         No Opt. Call          AAA       6,802,523
                 School Building Bonds, Series 1994, 5.850%, 2/01/13

        3,585   City of Pekin, Illinois, Multifamily Housing Refunding Revenue Bonds        5/03 at 103          AAA       3,742,561
                 (FHA-Insured Mortgage Loan - Section 8 Assisted Project),
                 Series 1992A, 6.875%, 5/01/22

          905   City of Peoria, Peoria County, City of Pekin, Tazewell and Peoria           2/02 at 102           AA         924,059
                 Counties and City of Waukegan, Lake County, Jointly, Illinois,
                 GNMA Collateralized Mortgage Revenue Bonds, Series 1990,
                 7.875%, 8/01/22 (Alternative Minimum Tax)

        5,390   DuPage, Kane, Lake, McHenry and Will Counties Regional                     No Opt. Call          AAA       6,860,985
                 Transportation Authority, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/07

          860   Cook, DuPage, Kane, Lake, McHenry and Will Counties Regional               No Opt. Call          AAA       1,094,703
                 Transportation Authority, Illinois, General Obligation Bonds,
                 Series 1992B, 9.000%, 6/01/07

        1,180   Channahon School District Number 17, Will County, Illinois, General        No Opt. Call          Aaa       1,622,016
                 Obligation School Building Bonds, Series 2001, 8.400%, 12/01/13

                Joliet High School District Number 204, Illinois, General Obligation
                Bonds, Series 2001:
        1,145    8.700%, 12/01/13                                                          No Opt. Call          AAA       1,605,874
        1,300    8.700%, 12/01/14                                                          No Opt. Call          AAA       1,839,409

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.9%

        5,530   Allen County Jail Building Corporation, Indiana, First Mortgage             4/11 at 101          Aa3       5,982,354
                 Bonds, Series 2000, 5.750%, 4/01/20

        1,880   City of Indianapolis, Indiana, Multifamily Housing Mortgage                 7/10 at 102          Aaa       1,964,487
                 Revenue Bonds (GNMA Collateralized Cloverleaf Phase I
                 Apartments Project), Series 2000, 6.000%, 1/20/31

        5,065   Metropolitan School District of Steuben County K-5 Building                 7/10 at 101          AAA       5,630,305
                 Corporation, Indiana, First Mortgage Bonds, Series 2000,
                 6.125%, 1/15/21

        2,495   City of Shelbyville, Indiana, Multifamily Housing Mortgage Revenue          7/10 at 102          Aaa       2,603,757
                 Bonds (GNMA Collateralized Blueridge Terrace Project),
                 Series 2000, 6.050%, 1/20/36


                            Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                                    Portfolio of Investments October 31, 2001

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.2%

$       5,290   Iowa Finance Authority, Abbey Healthcare Mortgage Revenue Bonds        11/10 at 103 1/2          Aaa   $   5,783,028
                 (GNMA Guaranteed), Series 2000A, 6.200%, 5/20/42

        4,695   Iowa Finance Authority, Abbey Healthcare Mortgage Revenue Bonds        11/10 at 103 1/2          Aaa       4,916,416
                 (GNMA Collateralized Mortgage Loan - West Des Moines GEAC
                 Project), Series 2001A, 6.000%, 5/20/43

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.3%

        4,070   Sedgwick County and Shawnee County, Kansas, Single Family                  No Opt. Call          Aaa       4,645,905
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1997 Series A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)

        4,510   City of Topeka, Kansas, Industrial Revenue Refunding Bonds                  8/16 at 100          AAA       6,278,732
                 (Sunwest Hotel Corporation Project), Series 1988, 9.500%, 10/01/16
                 (Alternative Minimum Tax) (Pre-refunded to 8/15/16)

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.8%

        2,000   Jefferson County, Kentucky, Health Facilities Revenue Refunding             1/07 at 102          AAA       2,092,500
                 Bonds (Jewiah Hospital Healthcare Services Inc.), Series 1996,
                 5.700%, 1/01/21

       12,500   Jefferson County, Kentucky, Pollution Control Revenue Bonds                 4/05 at 102          AAA      13,135,500
                 (Louisville Gas and Electric Company Project), 1995 Series A,
                 5.900%, 4/15/23

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.6%

        4,095   East Baton Rouge Mortgage Finance Authority, Louisiana, Single             10/07 at 102          Aaa       4,243,403
                 Family Mortgage Revenue Refunding Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1997D,
                 5.900%, 10/01/30 (Alternative Minimum Tax)

        2,915   Parish of Jefferson Home Mortgage Authority, Louisiana, Single             12/09 at 103          Aaa       3,339,686
                 Family Mortgage Revenue Refunding Bonds, Series 2000A-2,
                 7.500%, 12/01/30 (Alternative Minimum Tax)

                Parish of Jefferson Home Mortgage Authority, Louisiana, Single
                Family Mortgage Revenue Bonds, Series 2000G-2:
        2,000    5.550%, 6/01/32 (Alternative Minimum Tax)                                 12/10 at 102          Aaa       2,020,680
        3,200    6.300%, 6/01/32 (Alternative Minimum Tax)                                 12/10 at 105          Aaa       3,528,576

        2,620   Louisiana Public Facilities Authority, Extended Care Facilities            No Opt. Call          BBB       2,797,086
                 Revenue Bonds (Comm-Care Corporation Project), Series 1994,
                 11.000%, 2/01/04

       11,545   Parish of Orleans School Board, Louisiana, Public School Refunding         No Opt. Call          AAA      15,330,028
                 Bonds, Series 1987, 9.000%, 2/01/09

------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.1%

        1,020   Maine State Housing Authority, Mortgage Purchase Bonds,                    10/04 at 102          AA+       1,071,653
                 1994 Series C-2, 6.875%, 11/15/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.2%

       12,000   Commonwealth of Massachusetts, General Obligation Bonds                    10/10 at 100          Aa2      12,958,560
                 (Consolidated Loan), Series 2000C, 5.750%, 10/01/19

        5,000   Commonwealth of Massachusetts, General Obligation Bonds                     9/09 at 101       Aa2***       5,780,150
                 (Consolidated Loan), Series 1999C, 5.875%, 9/01/17
                 (Pre-refunded to 9/01/09)

        5,375   Massachusetts Development Finance Agency, Assisted Living                  12/09 at 102          N/R       5,487,445
                 Revenue Bonds (Prospect House Apartments), Series 1999,
                 7.000%, 12/01/31 (Alternative Minimum Tax)

        1,640   Massachusetts Health and Educational Facilities Authority, Revenue          7/11 at 100          BBB       1,689,610
                 Bonds (University of Massachusetts Memorial Healthcare),
                 Series 2001C, 6.500%, 7/01/21

        2,000   Massachusetts Industrial Finance Agency, Resource Recovery                 12/08 at 102          BBB       1,916,580
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.6%

        4,250   City of Detroit School District, Wayne County, Michigan, School             5/12 at 100          AAA       4,473,423
                 Building and Site Improvement Bonds  (Unlimited Tax - General
                 Obligation), Series 2001A, 5.500%, 5/01/20

       10,000   City of Detroit, Michigan, Water Supply System Revenue and                 No Opt. Call          AAA      12,121,700
                 Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15

        5,100   City of Detroit, Michigan, Water Supply System Revenue Senior               7/11 at 101          AAA       5,519,985
                  Lien Bonds, 2001 Series A, 5.750%, 7/01/28

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 4.1%
$       5,000   Dakota County, Washington County and City of Bloomington ,                 No Opt. Call          AAA   $   7,073,800
                 Housing and Redevelopment Authority Minnesota, Single Family
                 Residential Mortgage Revenue Bonds (Mortgage-Backed Program),
                 Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)

        3,355   City of Eden Prairie, Minnesota, Multifamily Housing Revenue Bonds     12/10 at 103 1/2          Aaa       3,605,853
                 (GNMA Collateralized Mortgage Loan - Lincoln Park Project),
                 Series 2000A-1, 6.550%, 12/20/30

        2,860   City of Hopkins, Minnesota, Elderly Housing Revenue Refunding               3/04 at 102          AAA       3,161,759
                 Bonds (St. Therese Southwest, Inc. Project), Series 1994A,
                 6.500%, 3/01/19 (Pre-refunded to 3/01/04)

       20,000   Minnesota Agricultural and Economic Development Board,                     11/10 at 101            A      21,343,600
                 Healthcare System Revenue Bonds (Fairview Health Services),
                 Series 2000A, 6.375%, 11/15/29

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.1%

        1,180   Mississippi Housing Finance Corporation, Single Family Mortgage             4/02 at 100          AAA       1,182,785
                 Purchase Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1989, 8.250%, 10/15/18 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.3%

        7,990   Kansas City Industrial Development Authority, Missouri, Multifamily         1/07 at 102          AAA       8,226,664
                 Housing Revenue Bonds (Royal Woods Apartments Project),
                 Series 1997, 5.600%, 1/01/30 (Alternative Minimum Tax)
                 (Mandatory put 1/01/10)

        1,545   Missouri Housing Development Commission, Single Family                      3/07 at 105          AAA       1,747,704
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1997 Series A-2, 7.300%, 3/01/28 (Alternative Minimum Tax)

        1,250   Missouri Health and Educational Facilities Authority, Revenue               6/11 at 101          AAA       1,270,350
                 Bonds (SSM Healthcare), Series 2001A, 5.250%, 6/01/28

------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.0%

        3,300   Nebraska Higher Education Loan Program, Inc., Student Loan                  3/04 at 102          AAA       3,432,495
                 Program Revenue Bonds, 1993 Series B, 5.875%, 6/01/14
                 (Alternative Minimum Tax)

       13,330   Nebraska Investment Finance Authority, Single Family Housing            3/05 at 101 1/2          AAA      13,886,394
                 Revenue Bonds, 1995 Series B, 6.450%, 3/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.8%

       14,530   Director of the State of Nevada, Department of Business and                 1/10 at 102          AAA      15,287,304
                 Industry, Las Vegas, Monorail Project Revenue Bonds, 1st Tier
                 Series 2000, 5.625%, 1/01/34

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 8.2%

        7,770   Metropolitan Transportation Authority, New York, Commuter                   7/07 at 101          AAA       8,027,032
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

                New York City, New York, General Obligation Bonds, Fiscal 1997
                Series G:
           95    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                               10/07 at 101          Aaa         110,695
        9,905    6.000%, 10/15/26                                                          10/07 at 101            A      10,533,274

        7,000   New York City Municipal Water Finance Authority, New York,                  6/06 at 101          AAA       7,686,770
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        3,300   New York City Municipal Water Finance Authority, New York,                  6/10 at 101        AA***       4,048,737
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.500%, 6/15/31 (Pre-refunded to 6/15/10)

        5,000   New York City Transitional Finance Authority, New York, Future              5/10 at 101          AA+       5,245,000
                 Tax Secured Bonds, Fiscal 2000 Series C, 5.500%, 11/01/24

       14,235   Dormitory Authority of the State of New York, City University              No Opt. Call           A3      14,820,059
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1990D, 8.750%, 7/01/02

       16,445   Port Authority of New York and New Jersey, Special Project Bonds           No Opt. Call          AAA      20,154,828
                 (JFK International Air Terminal LLC Project), Series 6,
                 7.000%, 12/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.7%

        2,795   Charlotte, North Carolina, Mortgage Revenue Refunding Bonds                11/07 at 100          AAA       3,030,730
                 (FHA-Insured Mortgage - Double Oaks Apartments),
                 7.350%, 5/15/26

       19,775   North Carolina Eastern Municipal Power Agency, Power System                 1/07 at 102          AAA      21,144,221
                 Revenue Bonds, Refunding Series 1996B, 5.875%, 1/01/21

        7,420   North Carolina Medical Care Commission, Health System Revenue              10/11 at 101           AA       7,363,608
                 Bonds (Mission-Saint Joseph Health System), Series 2001,
                 5.250%, 10/01/26


                            Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                                    Portfolio of Investments October 31, 2001

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.0%

$       8,650   Cuyahoga County, Ohio, Hospital Improvement Revenue Bonds                   2/09 at 101           A-   $   8,992,194
                 (Metrohealth System Project), Series 1999, 6.150%, 2/15/29

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.4%

        3,300   Trustees of the Tulsa Municipal Airport Trust, Oklahoma, Revenue           No Opt. Call           BB       3,028,146
                 Bonds, Refunding Series 2000B, 6.000%, 6/01/35 (Alternative
                 Minimum Tax) (Mandatory put 12/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.6%

        5,000   City of Philadelphia, Pennsylvania, General Obligation Bonds,               3/11 at 100          AAA       5,173,650
                 Series 2000, 5.250%, 9/15/18

------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 3.5%

        4,725   Newport Housing Development Corporation, Rhode Island,                      6/03 at 100          AAA       5,240,498
                 1995 Multifamily Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage - Section 8 Assisted Broadway-West
                 Broadway Apartments Project), Series A, 6.800%, 8/01/24

       24,000   Rhode Island Health and Educational Building Corporation,                   5/07 at 102          AAA      25,156,800
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group
                 Issue, Series 1996, 5.750%, 5/15/23

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.2%

       10,000   Tobacco Settlement Revenue Management Authority, South Carolina,            5/11 at 101           A1      10,696,700
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 9.9%

        3,135   Austin Housing Finance Corporation, Texas, Multifamily Housing             12/10 at 105          Aaa       3,613,182
                 Revenue Bonds (GNMA Collateralized Mortgage Loan - Santa
                 Maria Village Project), Series 2000A, 7.375%, 6/20/35
                 (Alternative Minimum Tax)

       13,400   Bexar County Housing Finance Corporation, Texas, Multifamily                5/16 at 100          N/R      13,601,402
                 Housing Revenue Bonds (American Opportunity for Housing),
                 Series 2001A, 7.500%, 5/01/33

        3,000   Bexar County Housing Finance Corporation, Texas, Multifamily                5/16 at 100          N/R       3,043,110
                 Housing Revenue Bonds (American Opportunity for Housing),
                 Series 2001B, 8.250%, 5/01/33

        1,875   Cameron County Housing Finance Corporation, Texas, GNMA                     3/02 at 102          AAA       1,914,675
                 Collateralized Mortgage Revenue Refunding Bonds, 1990 Series B,
                 7.850%, 3/01/24

       18,710   Clear Creek Independent School District, Galveston and Harris               2/10 at 100          AAA      19,485,155
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 5.500%, 2/15/22

                Dallas Housing Corporation, Texas, Refunding and Capital Program
                Revenue Bonds (Section 8 Assisted Projects), Series 1990:
          830    7.700%, 8/01/05                                                            2/02 at 101         Baa2         839,221
        2,000    7.850%, 8/01/13                                                            2/02 at 101         Baa2       2,022,220

                Harris County Hospital District, Texas, Refunding Revenue Bonds,
                Series 1990:
        5,535    7.400%, 2/15/10                                                           No Opt. Call          AAA       6,483,865
        7,640    7.400%, 2/15/10                                                           No Opt. Call          AAA       9,104,970

        5,000   Harris County Hospital District, Texas, Refunding Revenue Bonds,            8/10 at 100          AAA       5,575,600
                 Series 2000, 6.000%, 2/15/14

        2,256   Heart of Texas Housing Finance Corporation, Multifamily Housing             6/10 at 105          AAA       2,592,798
                 Revenue Bonds (GNMA Collateralized Mortgage Loan - Robinson
                 Garden Project), Series 2000A, 7.375%, 6/20/35
                 (Alternative Minimum Tax)

        3,960   Stafford Economic Development Corporation, Texas, Sales Tax                 9/15 at 100          AAA       4,178,038
                 Revenue Bonds, Series 2000, 5.500%, 9/01/30

        6,865   Tarrant County Health Facilities Development Corporation, Texas,           12/10 at 105          Aaa       8,292,302
                 Mortgage Revenue Bonds (GNMA Collateralized Mortgage
                 Loan - Eastview Nursing Home, Ebony Lake Nursing Center,
                 Ft. Stockton Nursing Center, Lynnhaven Nursing Center and
                 Mission Oaks Manor), 2000A-1, 7.500%, 12/20/22

        3,965   Tyler Health Facilities Development Corporation, Texas, Hospital           11/07 at 102          AAA       4,080,540
                 Revenue Bonds (East Texas Medical Center), Series 1997C,
                 5.600%, 11/01/27

------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.2%

        2,000   City of Virginia Beach Development Authority, Virginia, Multifamily        10/14 at 102          N/R       2,021,300
                 Residential Rental Housing Revenue  Bonds (Hamptons and
                 Hampton Court Apartments Project), Series 1999,
                 7.500%, 10/01/39

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 7.8%

$      17,075   Port of Seattle, Washington, Limited Tax General Obligation Bonds,         12/10 at 100          AA+   $  17,929,945
                 Series 2000B, 5.750%, 12/01/25 (Alternative Minimum Tax)

        5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B,                  10/11 at 100          AAA       5,247,350
                 5.625%, 4/01/17 (Alternative Minimum Tax)

       16,750   Port of Seattle, Washington, Revenue Bonds, Series 2000A,                   8/10 at 100          AAA      17,561,873
                 5.625%, 2/01/30

                State of Washington, General Obligation Bonds, Series 1993A:
          175    4.750%, 10/01/13 (Pre-refunded to 10/01/03)                               10/03 at 100       AA+***         183,227
        5,000    4.750%, 10/01/13                                                          10/03 at 100          AA+       5,040,350

       16,060   Washington Public Power Supply System, Nuclear Project No. 3                7/03 at 102          AAA      16,736,767
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15

        4,500   Washington Public Power Supply System, Nuclear Project No. 3                7/03 at 102          Aa1       4,664,609
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.1%

        4,850   State of Wisconsin, General Obligation Bonds, Series 2001-1                No Opt. Call          AAA       5,441,602
                 Refunding, 5.500%, 5/01/13

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds (Eagle River Memorial Hospital, Incorporated Project),
                Series 2000:
        1,000    5.750%, 8/15/20                                                            8/10 at 101           AA       1,025,369
        3,000    5.875%, 8/15/30                                                            8/10 at 101           AA       3,094,049
------------------------------------------------------------------------------------------------------------------------------------
$     782,841   Total Investments (cost $785,143,274) - 98.0%                                                            845,517,843
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.2%
$       2,000   Fulton County Residential Care Facilities Elderly Authority, Georgia,                           A-1+       2,000,000
=============    Revenue Refunding Bonds (Lenbrook Square Foundation), Variable
                 Rate Demand Bonds, 2.000%, 1/01/18+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      15,296,729
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 862,814,572
                ====================================================================================================================


                      * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                      + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                            Nuveen Select Quality Municipal Fund, Inc. (NQS)

                            Portfolio of
                                    Investments October 31, 2001

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.0%
                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 1999-A:
$       8,000    5.375%, 2/01/36                                                            2/09 at 101          AAA   $   8,218,160
        5,000    5.750%, 2/01/38                                                            2/09 at 101          AAA       5,308,800

       10,000   Lauderdale County and the City of Florence Healthcare Authority,            7/10 at 102          AAA      10,940,800
                 Alabama, Revenue Bonds (Coffee Health Group), Series 2000A,
                 6.000%, 7/01/29

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.4%

        3,250   Alaska Energy Authority, Power Revenue Refunding Bonds (Bradley             7/09 at 101          AAA       3,227,673
                 Lake Hydro-Electric Project), Third Series, 5.000%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.7%

        4,500   City of Little Rock, Arkansas, Hotel and Restaurant Gross Receipts         No Opt. Call           A3       5,670,720
                 Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 0.6%

          550   California Pollution Control Financing Authority, Pollution Control         4/11 at 102          AAA         572,396
                 Refunding Revenue Bonds (Pacific Gas and Electric Company),
                 Series 1996A Remarketed, 5.350%, 12/01/16 (Alternative
                 Minimum Tax)#

        4,330   Tobacco Securitization Authority of Northern California, Tobacco            6/11 at 100           A1       4,331,429
                 Settlement Asset-Backed Bonds, Series 2001B, 5.000%, 6/01/28

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.8%

       11,000   Colorado Department of Transportation, Transportation Revenue           6/10 at 100 1/2          AAA      12,513,270
                 Anticipation Notes, Series 2000, 6.000%, 6/15/15

        9,250   Colorado Health Facilities Authority, Kaiser Permanente Revenue             7/06 at 102            A       9,371,545
                 Bonds, 1994 Series A Remarketed, 5.350%, 11/01/16

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
        2,560    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa       2,730,266
        9,590    6.750%, 11/15/22 (Alternative Minimum Tax)                                11/02 at 102            A      10,127,136

        5,305   City and County of Denver, Colorado, Airport System Revenue Bonds,         11/01 at 102          Aaa       5,424,416
                 Series 1991A, 8.750%, 11/15/23 (Alternative Minimum Tax)
                 (Pre-refunded to 11/15/01)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
        1,040    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102          Aaa       1,063,026
        3,960    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102         A***       4,047,476

       14,000   City and County of Denver, Colorado, Airport System Revenue                11/10 at 100          AAA      14,570,920
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23 (Alternative
                 Minimum Tax)

          320   Jefferson County, Colorado, Single Family Revenue Refunding                 4/02 at 102          AAA         329,939
                 Bonds, Series 1991A, 8.875%, 10/01/13

       12,355   Northwest Parkway Public Highway Authority, Colorado, Revenue          6/11 at 40 17/32          AAA       2,898,483
                 Bonds, Senior Series 2001B, 0.000%, 6/15/26

------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.1%

        9,285   Connecticut Development Authority, Health Facility Refunding                8/04 at 102          N/R       8,763,833
                 Revenue Bonds (Alzheimer's Resource Center of Connecticut,
                 Inc. Project), Series 1994A, 7.250%, 8/15/21

------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.6%

                District of Columbia, Washington, D.C., General Obligation Bonds,
                Series 1998B:
        5,000    6.000%, 6/01/19                                                           No Opt. Call          AAA       5,755,400
        7,265    5.250%, 6/01/26                                                            6/08 at 101          AAA       7,357,266

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.8%

        5,665   Florida Housing Finance Corporation, Housing Revenue Bonds                  7/10 at 100          AAA       5,892,506
                 (The Park at Palm Bay), 2000 Series R-1, 5.875%, 1/01/33
                 (Alternative Minimum Tax)

                Lee County, Florida, Airport Revenue Bonds, Series 2000A:
        3,075    5.875%, 10/01/18 (Alternative Minimum Tax)                                10/10 at 101          AAA       3,294,155
        4,860    5.875%, 10/01/19 (Alternative Minimum Tax)                                10/10 at 101          AAA       5,194,562

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.5%

$       3,750   City of Atlanta, Georgia, Airport General Revenue Bonds,                    1/10 at 101          AAA   $   3,910,613
                 Series 2000B, 5.625%, 1/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.9%

        5,000   City of Chicago, Illinois, General Obligation Bonds, Project and            1/06 at 102          AAA       5,023,500
                 Refunding Series 1995B, 5.125%, 1/01/25

        5,865   City of Chicago, Illinois, General Obligation Bonds (Neighborhoods          7/10 at 101          AAA       7,079,055
                 Alive 21 Program), Series 2000A, 6.500%, 1/01/35 (Pre-refunded to 7/01/10)

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1997:
        4,000    5.750%, 12/01/20                                                          12/07 at 102          AAA       4,283,400
       10,000    5.750%, 12/01/27                                                          12/07 at 102          AAA      10,633,300

       12,555   Chicago School Reform Board of Trustees of the Board of Education          12/07 at 102          AAA      12,744,329
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/27

       30,000   Chicago School Reform Board of Trustees of the Board of Education          No Opt. Call          AAA       8,310,000
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1998A, 0.000%, 12/01/25

        5,000   City of Chicago, Illinois, Chicago O'Hare International Airport,           No Opt. Call           B2       3,521,500
                 Special Facility Revenue Bonds (United  Air Lines, Inc. Project),
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)

       15,000   City of Chicago, Illinois, Chicago O'Hare International Airport,            1/11 at 101          AAA      15,195,900
                 Second Lien Passenger Facility Charge Revenue Bonds,
                 Series 2001A, 5.375%, 1/01/32

                City of Chicago, Illinois, Chicago O'Hare International Airport,
                Second Lien Passenger Facility Charge Revenue Bonds, Series 2001C:
        3,770    5.100%, 1/01/26 (Alternative Minimum Tax)                                  1/11 at 101          AAA       3,705,458
        5,360    5.250%, 1/01/32 (Alternative Minimum Tax)                                  1/11 at 101          AAA       5,361,662

                Illinois Development Finance Authority, Multifamily Housing
                Bonds (Affordable Housing Preservation Foundation Project),
                Series 1990, Subseries A (FHA-Insured Mortgage Loans - Lawless
                Gardens Project):
          775    7.650%, 7/01/07                                                            1/02 at 105          AAA         815,843
        6,780    7.650%, 12/31/31                                                           1/02 at 105          AAA       7,139,001

        2,000   Illinois Health Facilities Authority, Revenue Bonds (Midwest Care           2/11 at 101          Aaa       2,092,660
                 Center Inc.), Series 2001, 5.950%, 2/20/36

        1,585   Illinois Housing Development Authority, Multifamily Housing                 1/02 at 102           A+       1,619,268
                 Bonds, 1991 Series C, 7.400%, 7/01/23

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.5%

        8,640   Avon Community School Building Corporation, Hendricks County,               7/04 at 101          AAA       9,130,838
                 Indiana, First Mortgage Bonds, Series 1994, 5.500%, 1/01/16

        4,850   Beacon Heights Housing Development Corporation, Indiana,                   12/01 at 100          AAA       4,858,051
                 1991 Multifamily Mortgage Revenue Refunding Bonds (FHA-
                 Insured Mortgage - Section 8 Assisted Project), Series A,
                 7.625%, 2/01/21

        7,500   Indiana Housing Finance Authority, Single Family Mortgage                   1/10 at 100          Aaa       7,795,950
                 Revenue Bonds, 2000 Series D-3, 5.950%, 7/01/26
                 (Alternative Minimum Tax)

        5,450   City of Indianapolis, Indiana, Economic Development Revenue                 7/06 at 102          BBB       5,217,503
                 Bonds (Willowbrook Apartments Project), Senior Series 1996A,
                 6.500%, 7/01/26

        1,030   Michigan City Housing Development Corporation, Indiana,                    12/01 at 100          AAA       1,031,648
                 1991 Multifamily Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage - Section 8 Assisted Project), Series A,
                 7.500%, 2/01/21

        7,660   St. Joseph County Hospital Authority, Indiana, Health System                2/11 at 100          AAA       7,939,590
                 Revenue Bonds (Memorial Health System), Series 2000,
                 5.625%, 8/15/33

------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.9%

        7,500   Tobacco Settlement Authority, Iowa, Tobacco Settlement                      6/11 at 101           A1       7,288,575
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4%

        3,015   Lakeland Wesley Village, Inc., Kentucky, Mortgage Revenue                  11/01 at 103          N/R       3,067,039
                 Refunding Bonds (FHA-Insured Mortgage - Section 8 Assisted
                 Lakeland Wesley Village I Elderly Project), Series 1991,
                 7.500%, 11/01/21

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.1%

          605   Calcasieu Parish Public Trust Authority, Louisiana, Mortgage               12/01 at 103           A1         623,701
                 Revenue Refunding Bonds, 1991 Series A, 7.750%, 6/01/12


                            Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                                    Portfolio of Investments October 31, 2001

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MARYLAND - 1.1%

$       7,500   Maryland Health and Higher Educational Facilities Authority,                7/09 at 101        AA***   $   8,690,325
                 Revenue Bonds, Johns Hopkins University Issue, Series 1999,
                 6.000%, 7/01/39 (Pre-refunded to 7/01/09)

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.0%

        7,375   Boston Housing Development Corporation, Massachusetts,                      1/04 at 102          AAA       7,428,911
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects), Series 1994A,
                 5.500%, 7/01/24

        2,000   Massachusetts Educational Financing Authority, Education Loan              12/10 at 101          AAA       2,193,380
                 Revenue and Refunding Bonds, Issue G, Series 2000A,
                 5.700%, 12/01/11 (Alternative Minimum Tax)

        6,300   Somerville Housing Authority, Massachusetts, Mortgage                      11/01 at 101          AAA       6,377,805
                 Revenue Bonds (GNMA Collateralized -  Clarendon Hill Towers
                 Project), Series 1990, 7.950%, 11/20/30

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.7%

       10,000   City of Detroit, Michigan, Sewage Disposal System Revenue                   1/10 at 101          AAA      11,295,700
                 Bonds, Series 1999-A, 5.750%, 7/01/26

        3,625   Fowlerville Community Schools, Livingston, Ingham and                       5/07 at 100          AAA       4,026,795
                 Shiawassee Counties, Michigan, 1996 School Building and Site
                 Bonds, 5.600%, 5/01/26 (Pre-refunded to 5/01/07)

        6,525   Michigan Hospital Finance Authority, Revenue Bonds (Ascension              11/09 at 101          AAA       6,889,356
                 Health Credit Group), Series 1999A, 5.750%, 11/15/16

        9,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue               9/11 at 100           A-       9,132,840
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1999C, Fixed Rate Conversion,
                 5.650%, 9/01/29 (Alternative Minimum Tax)

        6,000   City of Royal Oak Hospital Finance Authority, Michigan, Hospital           11/11 at 100          AAA       6,034,740
                 Revenue Bonds (William Beaumont Hospital), Series 2001M,
                 5.250%, 11/15/35

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.2%

        3,225   Chisago County, South-Central Minnesota Multi-County and              3/04 at 102 27/32          AAA       3,394,474
                 Stearns County, Minnesota, Housing and Redevelopment
                 Authorities, Single Family Mortgage Revenue Refunding Bonds
                 (Fannie Mae Mortgage-Backed Securities Program), Series 1994B,
                 7.050%, 9/01/27 (Alternative Minimum Tax)

        7,000   Minneapolis-St. Paul Metropolitan Airports Commission,                      1/11 at 100          AAA       7,103,810
                 Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/32

        7,230   Minnesota Housing Finance Agency, Single Family Mortgage                    7/09 at 100          AA+       7,521,586
                 Bonds, 2000 Series C, 6.100%, 7/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.2%

        1,360   Goodman Housing Development Corporation, Mississippi,                       2/02 at 100          AAA       1,366,310
                 1991 Multifamily Mortgage Revenue  Refunding Bonds (FHA
                 Insured Mortgage - Section 8 Assisted Goodhaven Manor
                 Project), Series A, 7.625%, 2/01/22

------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.4%

       10,550   Nebraska Investment Finance Authority, Single Family Housing            3/05 at 101 1/2          AAA      10,995,316
                 Revenue Bonds, 1995 Series A, 6.800%, 3/01/35 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 5.5%

        4,885   Clark County, Nevada, General Obligation Limited Tax Bond                   7/10 at 100           AA       5,144,247
                 Bank Bonds (Additionally Secured by Pledged Revenues),
                 Series 2000, 5.500%, 7/01/18

        7,500   Clark County, Nevada, Airport System Subordinate Lien Revenue               7/10 at 101          AAA       8,759,325
                 Bonds, Series 1999A, 6.000%, 7/01/29

       10,000   Clark County School District, Nevada, General Obligation                    6/06 at 101          AAA      11,328,600
                 Limited Tax School Improvement Bonds, Series 1996,
                 6.000%, 6/15/15

        1,500   Director of the State of Nevada, Department of Business and                 1/10 at 102          AAA       1,578,180
                 Industry, Las Vegas, Monorail Project Revenue Bonds,
                 1st Tier Series 2000, 5.625%, 1/01/32

       10,000   Truckee Meadows Water Authority, Nevada, Water Revenue                      7/11 at 100          AAA      10,183,700
                 Bonds, Series 2001A, 5.250%, 7/01/34

        6,000   Reno-Sparks Convention and Visitors Authority, Washoe                       1/10 at 100          AAA       7,073,340
                 County, Nevada, General Obligation Limited Tax Revenue Bonds,
                 Series 1999A, 6.375%, 7/01/23

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.7%

$       3,000   New Jersey Housing and Mortgage Finance Agency, Multifamily            11/07 at 101 1/2          AAA   $   3,071,160
                 Housing Revenue Bonds, 1997 Series A, 5.550%, 5/01/27
                 (Alternative Minimum Tax)

       17,670   New Jersey Housing and Mortgage Finance Agency, Revenue                    10/10 at 100          AAA      18,393,410
                 Bonds (Home Buyer), 2000 Series CC, 5.850%, 10/01/25
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 2.8%

        8,500   City of Farmington, New Mexico, Pollution Control Revenue                   4/06 at 101         Baa3       8,419,250
                 Refunding Bonds (Public Service Company of New Mexico
                 San Juan Project), Series 1997B, 5.800%, 4/01/22

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds (Presbyterian Healthcare Services), Series 2001A:
        8,000    5.500%, 8/01/25                                                            8/11 at 101           A1       8,125,840
        6,200    5.500%, 8/01/30                                                            8/11 at 101           A1       6,277,252

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.4%

                New York City, New York, General Obligation Bonds, Fiscal 1997
                Series G:
           90    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                               10/07 at 101          Aaa         104,869
        9,200    6.000%, 10/15/26                                                          10/07 at 101            A       9,783,556

        5,000   New York City Municipal Water Finance Authority, New York,                  6/09 at 101          AAA       4,959,000
                 Water and Sewer System Revenue Bonds, Fiscal 1999 Series B,
                 5.000%, 6/15/29

        6,000   New York City Municipal Water Finance Authority, New York,                  6/09 at 101          AAA       6,246,060
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32
        2,255   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA       2,438,083
                 Authority, New York, Triborough Bridge and Tunnel Authority,
                 Certificates of Participation, Series 2000A, 5.750%, 1/01/20

        9,750   New York City Transitional Finance Authority, New York,                     5/10 at 101          AA+      10,716,420
                 Future Tax Secured Bonds, Fiscal 2000 Series B, 6.000%, 11/15/29

       10,000   New York State Dormitory Authority, Court Facilities Lease Revenue          5/10 at 101            A      10,799,800
                 Bonds, City of New York Issue, Series 1999, 6.000%, 5/15/39

        5,650   New York State Dormitory Authority, Mental Health Services                  8/09 at 101          AAA       5,746,898
                 Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 8/15/24

        5,000   New York Local Government Assistance Corporation (A Public                  4/02 at 102          AAA       5,203,650
                 Benefit Corporation of the State of New York), Revenue Bonds,
                 Series 1991D, 7.000%, 4/01/18 (Pre-refunded to 4/01/02)

        5,720   New York State Mortgage Agency, Homeowner Mortgage Revenue                  3/09 at 101          Aa1       5,773,253
                 Bonds, 1999 Series 79, 5.300%, 4/01/29 (Alternative Minimum Tax)

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series D:
        5,380    7.400%, 2/15/18 (Pre-refunded to 2/15/02)                                  2/02 at 102       AA-***       5,570,344
           40    7.400%, 2/15/18                                                            2/02 at 102          AA-          41,338

        7,545   New York State Urban Development Corporation, 1996 Corporate                7/06 at 102          AAA       7,792,778
                 Purpose Senior Lien Bonds, 5.500%, 7/01/26

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.3%

       18,555   North Carolina Eastern Municipal Power Agency, Power System                 1/03 at 100          AAA      18,710,862
                 Revenue Bonds, Refunding Series 1993B, 5.500%, 1/01/17

------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 1.3%

       10,000   City of Grand Forks, North Dakota, Sales Tax Revenue Bonds                 12/07 at 100          AAA      10,397,600
                 (Aurora Project), Series 1997A, 5.625%, 12/15/29

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.7%

        2,985   Ohio Housing Finance Agency, Residential Mortgage Revenue                   8/10 at 100          Aaa       3,130,459
                 Bonds (Mortgage-Backed Securities Program), 2000 Series C,
                 6.050%, 3/01/32 (Alternative Minimum Tax)

        1,500   Ohio Water Development Authority, Water Development Revenue                12/11 at 100          AAA       1,506,420
                 Bonds (Fresh Water), Series 2001A, 5.000%, 12/01/21

          890   Toledo-Lucas County Port Authority, Ohio, Development Revenue              11/01 at 101          N/R         898,126
                 Bonds (Northwest Ohio Bond Fund), Series 1989C,
                 8.400%, 11/15/09 (Alternative Minimum Tax)


                            Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                                    Portfolio of Investments October 31, 2001

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 1.3%

$       1,575   Oklahoma County Home Finance Authority, Oklahoma, Single Family         1/02 at 101 1/2          Aaa   $   1,608,311
                 Mortgage Revenue Refunding Bonds, 1991 Series A, 8.750%, 7/01/12

       10,000   Trustees of the Tulsa Municipal Airport Trust, Oklahoma, Revenue           No Opt. Call           BB       8,986,700
                 Bonds (American Airlines Inc.), Refunding Series 2001B,
                 5.650%, 12/01/35 (Mandatory put 12/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.0%

           95   Delaware River Port Authority, New Jersey and Pennsylvania,                 1/10 at 100          AAA         105,327
                 Revenue Bonds, Series 1999, 5.750%, 1/01/15

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 4.5%

        5,000   Oconee County, South Carolina, Pollution Control Facilities                 4/03 at 102          Aa2       5,221,000
                 Revenue Refunding Bonds (Duke Power Company Project),
                 Series 1993, 5.800%, 4/01/14

        5,000   Piedmont Municipal Power Agency, South Carolina, Electric                   1/09 at 101         BBB-       4,602,550
                 Revenue Bonds, 1999A Refunding Series, 5.250%, 1/01/21

        4,115   South Carolina Housing Finance and Development Authority,                   6/10 at 100          Aaa       4,418,152
                 Mortgage Revenue Bonds, Series 2000A-2, 6.000%, 7/01/20
                 (Alternative Minimum Tax)

                Tobacco Settlement Revenue Management Authority, South Carolina,
                Tobacco Settlement Asset-Backed Bonds, Series 2001B:
       13,530    6.000%, 5/15/22                                                            5/11 at 101           A1      14,136,821
        4,000    6.375%, 5/15/28                                                            5/11 at 101           A1       4,278,680
        3,000    6.375%, 5/15/30                                                           No Opt. Call           A1       3,359,340

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 2.1%

        2,500   Education Loans Incorporated, South Dakota, Tax-Exempt Fixed                6/08 at 102           A2       2,521,900
                 Rate Student Loan Asset-Backed Callable Notes, Subordinate
                 Series 1998-1K, 5.600%, 6/01/20

        6,920   City of Sioux Falls, South Dakota, Industrial Revenue Refunding            10/14 at 100          AAA       9,121,944
                 Bonds (Great Plains Hotel Corporation Project), Series 1989,
                 8.500%, 11/01/16 (Alternative Minimum Tax) (Pre-refunded
                 to 10/15/14)

        4,880   South Dakota Housing Development Authority, Homeownership                  11/06 at 102          AAA       5,149,474
                 Mortgage Bonds, 1996 Series D, 6.300%, 5/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.2%

       12,500   Health and Educational Facilities Board of the Metropolitan                11/09 at 101          AAA      13,368,000
                 Government of Nashville and Davidson County, Tennessee,
                 Revenue Bonds (Ascension Health Credit Group), Series 1999A,
                 5.875%, 11/15/28

                Tennessee Housing Development Agency, Homeownership Program
                Bonds, Issue 2000-1:
        1,785    5.750%, 7/01/10 (Alternative Minimum Tax)                                 No Opt. Call           AA       1,956,967
        2,145    6.000%, 7/01/13 (Alternative Minimum Tax)                                  7/10 at 101          AAA       2,347,788

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 7.9%

        6,000   Brazos River Authority, Texas, Revenue Refunding Bonds (Houston            11/08 at 102          AAA       6,043,860
                 Industries Incorporated Project), Series 1998C, 5.125%, 11/01/20
                 (Optional put 11/01/08)

        2,865   Comal County Health Facilities Development Corporation, Texas,          1/02 at 101 1/2          AAA       2,927,772
                 Hospital Revenue Refunding Bonds (FHA-Insured - McKenna
                 Memorial Hospital Project), Series 1991, 7.375%, 1/15/21

                Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue
                Bonds, Series 2001A:
        2,700    5.000%, 12/01/26                                                          12/11 at 100          AAA       2,675,106
       10,500    5.000%, 12/01/31                                                          12/11 at 100          AAA      10,362,765

        1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal                  4/11 at 101         BBB-       1,628,089
                 Revenue Bonds (Valero Energy Corporation Project), Series 2001,
                 6.650%, 4/01/32 (Alternative Minimum Tax)

        1,335   Harrison County Finance Corporation, Texas, Single Family                  12/01 at 103           A1       1,375,904
                 Mortgage Revenue Refunding Bonds, Series 1991, 8.875%, 12/01/11

        4,590   City of Houston, Texas, Airport System Subordinate Lien Revenue             7/10 at 100          AAA       4,738,257
                  Bonds, Series 2000A, 5.625%, 7/01/30 (Alternative Minimum Tax)

        3,400   City of Houston, Texas, Airport System Subordinate Lien Revenue             7/08 at 100          AAA       3,283,108
                 Bonds, Series 1998B, 5.000%, 7/01/25 (Alternative Minimum Tax)

        9,000   Matagorda County Navigation District Number One, Texas,                    No Opt. Call          AAA       8,897,490
                 Collateralized Revenue Refunding Bonds (Houston Lighting and
                 Power Company Project), Series 1997, 5.125%, 11/01/28
                 (Alternative Minimum Tax)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$       2,120   Panhandle Regional Housing Finance Corporation, Texas, Single              11/01 at 100          AAA   $   2,134,925
                 Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1991A, 7.500%, 5/01/24 (Alternative
                 Minimum Tax)
        5,000   Port of Corpus Christi Industrial Development Corporation, Texas,           4/08 at 102         BBB-       4,711,650
                 Revenue Refunding Bonds (Valero Refining and Marketing
                 Company Project), 5.450%, 4/01/27

        5,500   Spring Independent School District, Harris County, Texas,                   8/11 at 100          AAA       5,449,400
                 Unlimited Tax Schoolhouse Bonds, Series 2001, 5.000%, 8/15/26

        4,520   State of Texas, General Obligation Water Financial Assistance               8/09 at 100          Aa1       4,683,036
                 Bonds (State Participation Program), Series 1999C, 5.500%, 8/01/35

        4,560   Winter Garden Housing Finance Corporation, Texas, Single Family             4/04 at 103          AAA       4,785,401
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1994, 6.950%, 10/01/27 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.7%

                Intermountain Power Agency, Utah, Power Supply Revenue
                Refunding Bonds, 1993 Series A:
        5,015    5.500%, 7/01/20                                                            7/03 at 102          AAA       5,122,070
        8,635    5.500%, 7/01/20                                                            7/03 at 102          AAA       8,848,544

       16,050   Utah County, Utah, Hospital Revenue Bonds (IHC Health                       8/07 at 101          AAA      16,153,362
                 Services, Inc.), Series 1997, 5.250%, 8/15/26

------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 1.7%

                Vermont Educational and Health Buildings Financing Agency,
                Hospital Revenue Bonds (Fletcher Allen Healthcare Project),
                Series 2000A:
        3,720    6.125%, 12/01/15                                                          12/10 at 100          AAA       4,204,679
        4,265    6.250%, 12/01/16                                                          12/10 at 101          AAA       4,832,799

        4,140   Vermont Housing Finance Agency, Single Family Housing Notes,               11/09 at 100          AAA       4,298,314
                 Series 13A, 5.950%, 11/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 4.3%

        8,810   Public Utility District No. 1, Chelan County, Washington,                   7/11 at 101          AAA       9,121,345
                 Hyrdo-Consolidated System Revenue Bonds, Series 2001A,
                 5.600%, 1/01/36 (Alternative Minimum Tax)

        7,225   Port of Seattle, Washington, Special Facility Revenue Bonds                 3/10 at 101          AAA       7,839,486
                 (Terminal 18 Project), Series 1999C, 6.000%, 9/01/20
                 (Alternative Minimum Tax)

                Municipality of Metropolitan Seattle, Washington, Sewer Refunding
                Revenue Bonds, Series Z:
        2,990    5.450%, 1/01/17                                                            1/03 at 102          AAA       3,051,445
        2,490    5.450%, 1/01/19                                                            1/03 at 102          AAA       2,527,873
        1,800    5.450%, 1/01/20                                                            1/03 at 102          AAA       1,829,052

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1992A:
        7,880    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                                  7/02 at 102          Aaa       8,256,190
        2,130    6.250%, 7/01/12                                                            7/02 at 102          Aa1       2,223,847

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.5%

        3,795   Wisconsin Housing and Economic Development Authority,                       3/10 at 100           AA       3,939,437
                 Homeownership Revenue Bonds, 2000 Series G, 5.950%, 3/01/31
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     793,985   Total Investments (cost $750,146,866) - 98.8%                                                            793,745,889
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       9,851,127
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 803,597,016
                ====================================================================================================================

                      * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                      #  On April 6, 2001, the Pacific Gas & Electric Company
                         (PG&E) filed for bankruptcy protection. The utility has stated that it intends to pay interest on its senior bonds through the bankruptcy and pay the principal after its reorganization is completed. However, the company's ability to make these payments will depend on its cash flow, which will be affected by the bankruptcy court decisions.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen Quality Income Municipal Fund, Inc. (NQU)

                            Portfolio of
                                    Investments October 31, 2001

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.7%

$       4,985   Alabama Drinking Water Finance Authority, Revolving Fund Loan               9/08 at 100          AAA   $   4,877,922
                 Bonds, Series 1998A, 4.850%, 8/15/22

        3,500   City of Bessemer Governmental Utility Services Corporation,                 6/08 at 102          AAA       3,553,830
                 Alabama, Water Supply Revenue Bonds, Series 1998,
                 5.200%, 6/01/24

       17,000   Town of Courtland Industrial Development Board, Alabama,                    6/05 at 102         Baa2      17,271,150
                 Pollution Control Refunding Revenue Bonds (Champion
                 International Corporation), Series 1995, 6.150%, 6/01/19

       20,785   Jefferson County, Alabama, Sewer Revenue Capitol Improvement                2/11 at 101          AAA      21,685,198
                 Warrants, Series 2001A, 5.500%, 2/01/31

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.0%

        6,750   Alaska Housing Finance Corporation, General Housing Purpose                12/02 at 102       Aa2***       6,979,973
                 Bonds, 1992 Series A, 6.600%, 12/01/23 (Pre-refunded to 12/01/02)

        5,835   Alaska Housing Finance Corporation, Governmental Purpose                   12/05 at 102          AAA       5,973,756
                 Bonds, 1995 Series A, 5.875%, 12/01/30

------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.6%

        5,000   Maricopa County Industrial Development Authority, Arizona,                  3/10 at 103          AAA       5,260,450
                 Multifamily Housing Revenue Bonds (Bay Club at Mesa Cove
                 Project), Series 2000A, 5.800%, 9/01/35

        9,080   Pima County Industrial Development Authority, Arizona,                     12/10 at 103          Aaa       9,716,690
                 Multifamily Housing Revenue Bonds (FHA-Insured Mortgage
                 Loan - Fountain Village Apartments Project), Series 2000,
                 6.100%, 12/20/35

        4,955   Yuma Regional Medical Center on behalf of Hospital District No. 1       8/02 at 101 1/2       N/R***       5,246,453
                 of Yuma County, Arizona, Hospital Revenue Improvement and
                 Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.5%

        5,620   Arkansas Development Finance Authority, Single Family Mortgage              7/05 at 102          AAA       5,979,062
                 Revenue Bonds (Mortgage-Backed Securities Program),
                 1995 Series B, 6.700%, 7/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.2%

        3,000   California Health Facilities Financing Authority, Kaiser Permanente         5/03 at 102            A       3,022,410
                 Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

                State of California, General Obligation Veterans Welfare Bonds,
                Series 1997BL:
        4,100    5.300%, 12/01/12 (Alternative Minimum Tax)                                12/08 at 101          AA-       4,322,589
        5,000    5.600%, 12/01/32 (Alternative Minimum Tax)                                12/03 at 102          AA-       5,062,950

       10,000   State of California, Various Purpose General Obligation Bonds,              4/09 at 101          AAA       9,767,300
                 4.750%, 4/01/29

        3,500   State Public Works Board of the State of California (The Trustees          10/02 at 102          Aaa       3,715,460
                 of The California State University), Lease Revenue Bonds
                 (Various California State University Projects), 1992 Series A,
                 6.625%, 10/01/10 (Pre-refunded to 10/01/02)

       17,000   State Public Works Board of the State of California, Department            11/04 at 102          Aaa      19,715,410
                 of Corrections, Lease Revenue Bonds  (California State Prison,
                 Monterey County (Soledad II)), 1994 Series A, 7.000%, 11/01/19
                 (Pre-refunded to 11/01/04)

       10,000   Eastern Municipal Water District, California, Water and Sewer               7/11 at 100          AAA      10,094,800
                 Revenue Certificates of Participation,  Series 2001B,
                 5.000%, 7/01/30

        8,500   Foothill/Eastern Transportation Corridor Agency, California,                1/10 at 100          AAA       8,557,205
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        2,500   Los Angeles Community Redevelopment Agency, California,                     1/02 at 100       BBB***       2,528,375
                 Tax Allocation Refunding Bonds (Central Business District
                 Redevelopment Project), Series G, 6.750%, 7/01/10

       12,605   Los Angeles County Metropolitan Transportation Authority,                   7/11 at 101          AAA      12,733,949
                 California, Proposition A First Tier Senior  Sales Tax Revenue
                 Bonds, Series 2001A, 5.000%, 7/01/31

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 3.8%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
$       3,425    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102          Aaa   $   3,502,097
        3,040    8.000%, 11/15/25 (Alternative Minimum Tax)                                11/01 at 100            A       3,046,688

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
        3,165    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102         A***       3,234,915
        3,825    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 100         A***       3,832,000

       10,000   City and County of Denver, Colorado, Airport System Revenue                11/10 at 100          AAA      10,407,800
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23
                 (Alternative Minimum Tax)

       10,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,             9/07 at 101          AAA       9,573,400
                 Series 1997A, 4.750%, 9/01/23

       14,400   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          9/10 at 65 5/8          AAA       6,077,808
                 Series 2000B, 0.000%, 9/01/17

        8,740   Poudre School District R-1, Larimer County, Colorado, General              12/10 at 100          AAA       8,905,973
                 Obligation Bonds, Series 2000, 5.125%, 12/15/19

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.4%

        5,000   Orange County Health Facilities Authority, Florida, Hospital Revenue       11/10 at 101           A-       5,358,850
                 Bonds (Adventist Health System/Sunbelt Obligated Group),
                 Series 2000, 6.500%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.8%

       10,000   State of Hawaii, Airports System Revenue Bonds, Refunding                   7/10 at 101          AAA      10,739,100
                 Series 2000B, 5.750%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 8.4%

       32,670   City of Chicago, Illinois, General Obligation Bonds (City Colleges         No Opt. Call          AAA       6,547,395
                 of Chicago Capital Improvement Project), Series 1999,
                 0.000%, 1/01/32

        5,000   City of Chicago, Illinois, General Obligation Bonds (Neighborhoods          7/10 at 101          AAA       5,510,200
                 Alive 21 Program), Series 2000A, 6.000%, 1/01/28

        5,045   City of Chicago, Illinois, General Obligation Refunding Bonds,              1/10 at 101          AAA       5,390,885
                 Series 2000D, 5.750%, 1/01/30

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
        9,400    0.000%, 12/01/14                                                          No Opt. Call          AAA       5,066,694
        4,400    0.000%, 12/01/15                                                          No Opt. Call          AAA       2,225,168

       12,750   City of Chicago, Illinois, Chicago Midway Airport Revenue Bonds,            1/09 at 101          AAA      12,460,703
                 Series 1998A, 5.125%, 1/01/35 (Alternative Minimum Tax)

       15,000   City of Chicago, Illinois, Chicago O'Hare International Airport,            1/11 at 101          AAA      15,004,650
                 Second Lien Passenger Facility Charge Revenue Bonds,
                 Series 2001C, 5.250%, 1/01/32 (Alternative Minimum Tax)

                City of Chicago, Illinois, Second Lien Wastewater Transmission
                Revenue Bonds, Series 2000:
        8,000    5.750%, 1/01/25                                                            1/10 at 101          AAA       8,554,640
        7,750    6.000%, 1/01/30                                                            1/10 at 101          AAA       8,504,075

                Illinois Development Finance Authority, Multifamily Housing
                Revenue Bonds (Town and Garden Apartments Project), Series 1992:
        3,745    7.800%, 3/01/06 (Alternative Minimum Tax) (Pre-refunded to 3/01/02)        3/02 at 102       N/R***       3,887,647
        1,150    7.200%, 9/01/08 (Alternative Minimum Tax) (Pre-refunded to 3/01/02)        3/02 at 102       N/R***       1,191,630

       11,000   Illinois Health Facilities Authority, Hospital Revenue Bonds               11/03 at 102          AAA      12,075,800
                 (Hindsdale Hospital), Series 1993-A, 7.000%, 11/15/19

       10,000   Illinois Health Facilities Authority, Revenue Bonds (Iowa Health            2/10 at 101          AAA      10,616,300
                 System), Series 2000, 5.875%, 2/15/30

        2,670   Illinois Housing Development Authority, Section 8 Elderly Housing           9/02 at 102            A       2,746,763
                 Revenue Bonds (Garden House of Maywood Development),
                 Series 1992, 7.000%, 9/01/18

        5,000   State of Illinois, General Obligation Bonds (Illinois FIRST), Series       12/10 at 100          AAA       5,213,950
                 of December 2000, 5.450%, 12/01/21

        3,495   Joliet Regional Port District Airport Facilities, Illinois, Revenue         7/07 at 103          N/R       3,279,813
                 Bonds (Lewis University Airport), Series 1997A,
                 7.250%, 7/01/18 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 0.8%

        5,125   City of Petersburg, Indiana, Pollution Control Refunding Revenue           12/04 at 102           A3       5,377,048
                 Bonds (Indianapolis Power and Light  Company Project),
                 Series 1995A, 6.625%, 12/01/24

        5,000   St. Joseph County Hospital Authority, Indiana, Health System                2/08 at 101          AAA       4,552,250
                 Bonds (Memorial Health System), Series 1998A, 4.625%, 8/15/28


                            Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                                    Portfolio of Investments October 31, 2001

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.7%

$       8,585   Iowa Finance Authority, Hospital Facilities Revenue Bonds (Iowa             7/08 at 102          AAA   $   8,559,846
                 Health System), Series 1998A, 5.125%, 1/01/28

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

        4,585   Unified School District No. 232, DeSoto, Johnson County,                    9/10 at 100          Aaa       4,516,959
                 Kansas, General Obligation Bonds, Series 2000, 4.750%, 9/01/19

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.4%

       10,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds                  3/02 at 102          AAA      10,357,400
                 (Louisville and Jefferson County Metropolitan Sewer District
                 Sewer and Drainage System Revenue Project), Series 1991-G,
                 6.800%, 3/01/19 (Pre-refunded to 3/01/02)

        7,630   Kentucky Housing Corporation, Housing Revenue Bonds (Federally              1/05 at 102          AAA       8,038,358
                 Insured or Guaranteed Mortgage Loans), 1995 Series B,
                 6.625%, 7/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.9%

       10,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds              No Opt. Call          AAA      11,011,000
                 (Franciscan Missionaries of Our Lady Health System Project),
                 Series 1998A, 5.750%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.4%

        3,385   Maryland Community Development Administration, Department                  11/01 at 102          Aa2       3,456,424
                 of Housing and Community Development, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), 1991 Series E,
                 7.100%, 5/15/28

        1,000   Maryland Community Development Administration, Department                   9/10 at 100          Aa2       1,001,040
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2001H, 5.350%, 9/01/32 (Alternative Minimum Tax)

        1,000   Maryland Health and Higher Educational Facilities Authority,                5/11 at 100          AA-         996,890
                 Revenue Bonds, Johns Hopkins Hospital Issue, Series 2001,
                 5.000%, 5/15/21

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 5.4%

       15,000   Massachusetts Industrial Finance Agency, Resource Recovery                  1/02 at 103          N/R      15,484,950
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

        3,180   Massachusetts Industrial Finance Agency, Resource Recovery                  1/02 at 103          N/R       3,282,746
                 Revenue Bonds (SEMASS Project), Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)

        6,000   Massachusetts Industrial Finance Agency, Resource Recovery                 12/08 at 102          BBB       5,749,740
                 Revenue Refunding Bonds (Ogden Haverhill Project), Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)

        8,500   Massachusetts Turnpike Authority, Metropolitan Highway System               1/07 at 102          AAA       8,327,025
                 Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37

       13,500   Massachusetts Turnpike Authority, Metropolitan Highway System               1/09 at 101          AAA      13,198,005
                 Revenue Bonds, Subordinated Series 1999A, 5.000%, 1/01/39

        6,425   Massachusetts Water Pollution Abatement Trust, Water Pollution              8/09 at 101          Aaa       6,891,969
                 Abatement Revenue Bonds (MWRA Program), Subordinate
                 Series 1999A, 5.750%, 8/01/29

       10,000   Massachusetts Water Resources Authority, General Revenue                    8/10 at 101          AAA      10,751,600
                 Bonds, Series 2000A, 5.750%, 8/01/39

        5,380   University of Massachusetts Building Authority, Project Revenue            11/10 at 100          AAA       5,529,510
                 Bonds, Senior Series 2000-2, 5.250%, 11/01/20

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.9%

        1,000   City of Detroit, Michigan, Water Supply System Revenue                      7/11 at 101          AAA       1,082,350
                 Senior Lien Bonds, 2001 Series A, 5.750%, 7/01/28

        7,425   Michigan State Hospital Finance Authority, Hospital Revenue                11/09 at 101           A+       7,837,607
                 Bonds (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24

        8,500   Michigan Strategic Fund, Limited Obligation Revenue Bonds                  12/02 at 102          BBB       8,800,900
                 (Waste Management, Inc. Project), Series 1992, 6.625%, 12/01/12
                 (Alternative Minimum Tax)

       16,875   Michigan Strategic Fund, Limited Obligation Refunding Revenue              12/01 at 102          AAA      17,279,663
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1991DD, 6.875%, 12/01/21 (Pre-refunded to 12/01/01)

        2,300   Michigan Strategic Fund, Limited Obligation Refunding Revenue               9/11 at 100           A-       2,333,948
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1999C, Fixed Rate Conversion, 5.650%,
                 9/01/29 (Alternative Minimum Tax)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.6%

                City of Chaska, Minnesota, Electric Revenue Bonds (Generating
                Facilities), Series 2000A:
$       1,930    6.000%, 10/01/20                                                          10/10 at 100           A3   $   2,053,829
        2,685    6.000%, 10/01/25                                                          10/10 at 100           A3       2,847,389

        3,655   Dakota County, Washington County and City of Bloomington                   No Opt. Call          AAA       5,170,948
                 Housing and Redevelopment Authority, Minnesota, Single Family
                 Residential Mortgage Revenue Bonds (Mortgage-Backed Program),
                 Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)

        5,000   Minneapolis-St. Paul Metropolitan Airports Commission,                      1/08 at 101          AAA       4,929,000
                 Minnesota, Airport Revenue Bonds, Series 1998A, 5.000%, 1/01/30

        3,080   Minnesota Housing Finance Agency, Single Family Mortgage                    1/04 at 102          AA+       3,207,142
                 Bonds, 1994 Series J, 6.950%, 7/01/26 (Alternative Minimum Tax)

        2,380   Washington County Housing and Redevelopment Authority,                      2/02 at 102          AAA       2,431,360
                 Minnesota, Multifamily Housing Revenue Bonds (FHA-Insured
                 Mortgage Loan - Cottages Phase III Project), Series 1991,
                 7.650%, 8/01/32 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

        3,190   Canton Housing Development Corporation, Mississippi,                       No Opt. Call          AAA       3,932,632
                 1990 Multifamily Mortgage Revenue Refunding Bonds (FHA-
                 Insured Mortgage - Section 8 Assisted Canton Estates Apartments
                 Project), Series A, 7.750%, 8/01/24

        1,140   Charter Mortgage Corporation, Mississippi, 1990 Multifamily                No Opt. Call          AAA       1,386,970
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage -
                 Section 8 Assisted Church Garden Apartments Project),
                 Series A, 7.750%, 2/01/22

        2,500   Mississippi Hospital Equipment and Facilities Authority, Revenue            1/11 at 101          Aaa       2,583,400
                 Bonds (Forrest County General Hospital Project), Series 2000,
                 5.500%, 1/01/27

        1,260   Pearl Housing Development Corporation, Mississippi, 1990                   12/01 at 100          AAA       1,261,701
                 Multifamily Mortgage Revenue Refunding Bonds (FHA-Insured
                 Mortgage - Section 8 Assisted Rose Garden Apartments Project),
                 Series A, 7.750%, 8/01/22

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.1%

                Jackson County Industrial Development Authority, Missouri,
                Healthcare System Revenue Bonds, St. Mary's Hospital of Blue
                Springs Issue, Series 1994:
        4,890    6.500%, 7/01/12                                                            7/02 at 102         Baa1       4,966,920
        5,605    7.000%, 7/01/22                                                            7/02 at 102         Baa1       5,736,437

       15,350   City of Springfield Public Building Corporation, Missouri,                 No Opt. Call          AAA       3,282,444
                 Leasehold Revenue Bonds (Jordan Valley Park Projects),
                 Series 2000A, 0.000%, 6/01/30

------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.6%

        7,000   City of Forsyth, Rosebud County, Montana, Pollution Control                 2/02 at 102          AAA       7,166,810
                 Revenue Refunding Bonds (Puget Sound Power and Light
                 Company Colstrip Project), Series 1992, 7.050%, 8/01/21

------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.5%

       11,000   Nebraska Investment Finance Authority, Single Family Housing            3/05 at 101 1/2          AAA      11,464,310
                 Revenue Bonds, 1995 Series A, 6.800%, 3/01/35 (Alternative
                 Minimum Tax)

        8,000   Nebraska Investment Finance Authority, Single Family Housing            3/05 at 101 1/2          AAA       8,333,920
                 Revenue Bonds, 1995 Series B, 6.450%, 3/01/35 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.2%

        2,205   New Hampshire Housing Finance Authority, Single Family                      1/02 at 102          Aa3       2,253,135
                 Residential Mortgage Bonds, 1991 Series C, 7.100%, 1/01/23

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 0.9%

       11,785   Camden County Pollution Control Financing Authority,                       12/01 at 102           B2      11,727,607
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.5%

        5,925   New Mexico Hospital Equipment Loan Council, Hospital                        8/11 at 101           A1       6,032,776
                 Revenue Bonds (Presbyterian Healthcare Services), Series 2001A,
                 5.500%, 8/01/21

                            Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                                    Portfolio of Investments October 31, 2001

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 14.9%

$      25,000   Erie Tobacco Asset Securitization Corporation, Erie County,                 7/10 at 101           A1   $  26,498,250
                 New York, Tobacco Settlement Asset-Backed Bonds, Senior
                 Series 2000, 6.125%, 7/15/30

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
        1,130    5.375%, 9/01/25                                                            9/11 at 100           A-       1,150,645
        2,715    5.250%, 9/01/28                                                            9/11 at 100          AAA       2,767,019

       15,000   Metropolitan Transportation Authority, New York, Dedicated Tax              4/10 at 100          AAA      16,522,650
                 Fund Bonds, Series 2000A, 6.000%, 4/01/30

        2,100   Niagara Falls Housing and Commercial Rehabilitation Corporation,           No Opt. Call           AA       2,455,803
                 New York, 1992 Multifamily Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage - Section 8 Assisted Project),
                 7.350%, 8/01/23

       16,000   Nassau County Tobacco Settlement Corporation, New York,                     7/09 at 101           A-      17,126,720
                 Tobacco Settlement Asset-Backed Bonds, Series A,
                 6.400%, 7/15/33

        6,000   City of New York, New York, General Obligation Bonds,                       8/07 at 101            A       6,407,760
                 Fiscal 1997 Series H, 6.125%, 8/01/25

       10,000   City of New York, New York, General Obligation Bonds,                       5/10 at 101            A      10,343,400
                 Fiscal 2000 Series A, 5.500%, 5/15/24

        5,475   City of New York, New York, General Obligation Bonds,                       8/04 at 101          Aaa       6,258,144
                 Fiscal 1995 Series B1, 7.250%, 8/15/19 (Pre-refunded to 8/15/04)

       14,800   City of New York, New York, General Obligation Bonds,                       6/07 at 101          AAA      15,559,832
                 Fiscal 1997 Series M, 5.500%, 6/01/17

        6,700   City of New York, New York, General Obligation Bonds,                       2/05 at 101          Aaa       7,623,126
                 Fiscal 1995 Series F, 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

        5,660   City of New York, New York, General Obligation Bonds,                  10/02 at 101 1/2          Aaa       5,987,035
                 Fiscal 1993 Series B, 6.750%, 10/01/17 (Pre-refunded to 10/01/02)

        4,190   City of New York Municipal Water Finance Authority, New York,               6/05 at 101          AAA       4,711,068
                 Water and Sewer System Revenue  Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25 (Pre-refunded to 6/15/05)

       10,100   City of New York Transitional Finance Authority, New York,                  5/10 at 101          AA+      10,969,711
                 Future Tax Secured Bonds, Fiscal 2000  Series B,
                 5.750%, 11/15/19

        5,000   New York State Dormitory Authority, Mental Health Services                  2/07 at 102          AA-       5,224,450
                 Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 2/15/27

       10,000   New York State Dormitory Authority, Mental Health Services                  2/10 at 100          AAA      10,872,400
                 Facilities Improvement Revenue Bonds, Series 2000B,
                 6.000%, 2/15/30

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds (New York
                City Municipal Water Finance Authority Projects), Series 2001C,
                Second Resolution Bonds:
        6,035    5.000%, 6/15/20                                                            6/11 at 100          Aaa       6,096,678
        6,575    5.000%, 6/15/22                                                            6/11 at 100          Aaa       6,622,077

        8,000   New York State Medical Care Facilities Finance Agency, New York             2/05 at 102          AAA       9,152,720
                 Hospital FHA-Insured Mortgage Revenue Bonds, Series 1994A,
                 6.500%, 8/15/29 (Pre-refunded to 2/15/05)

        5,000   New York State Medical Care Facilities Finance Agency, Brookdale            2/05 at 102          AAA       5,774,000
                 Hospital Medical Center, Secured Hospital Revenue Bonds,
                 1995 Series A, 6.850%, 2/15/17 (Pre-refunded to 2/15/05)

                New York State Medical Care Facilities Finance Agency,
                FHA-Insured Mortgage Project Revenue Bonds, 1995 Series F:
        3,860    6.200%, 8/15/15 (Pre-refunded to 8/15/05)                                  8/05 at 102        AA***       4,439,502
        4,250    6.300%, 8/15/25                                                            8/05 at 102           AA       4,903,353

        3,170   Penfield-Crown Oak Housing Development Corporation, New York,               2/03 at 100          AAA       3,234,922
                 1991 Multifamily Mortgage Revenue Refunding Bonds (FHA-Insured
                 Mortgage - Section 8 Assisted Crown Oak Estates Project),
                 Series A, 7.350%, 8/01/23

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.4%

       10,500   North Carolina Eastern Municipal Power Agency, Power System                 1/02 at 102          BBB      10,765,545
                 Revenue Bonds, Refunding Series 1991A, 6.250%, 1/01/03

       13,720   North Carolina Medical Care Commission, Hospital Revenue                   12/08 at 101          AAA      13,010,813
                 Bonds (Pitt County Memorial Hospital), Series 1998A,
                 4.750%, 12/01/28

                City of Raleigh, North Carolina, Combined Enterprise System
                Revenue Bonds, Series 2001:
        3,660    4.750%, 3/01/21                                                            3/11 at 100          AAA       3,580,468
        3,035    4.750%, 3/01/26                                                            3/11 at 100          AAA       2,943,222

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.8%

$       4,800   Butler County, Ohio, Hospital Facilities Revenue Refunding and              1/02 at 102      Baa1***   $   4,936,560
                 Improvement Bonds (Fort Hamilton-Hughes Memorial Hospital
                 Center), Series 1991, 7.500%, 1/01/10 (Pre-refunded to 1/01/02)

        5,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                   3/05 at 102          Aaa       5,367,300
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 1995 Series A-2, 6.625%, 3/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 4.5%

        1,595   Oklahoma County Home Finance Authority, Oklahoma, Single                1/02 at 101 1/2          Aaa       1,628,734
                 Family Mortgage Revenue Refunding Bonds, 1991 Series A,
                 8.750%, 7/01/12

       17,510   Pottawatomie County Home Finance Authority, Oklahoma,                      No Opt. Call          AAA      23,531,164
                 Municipal Refunding Collateralized Mortgage Obligations,
                 Series 1991A, 8.625%, 7/01/10

       12,750   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,                   No Opt. Call           BB      11,699,655
                 Revenue Bonds, Refunding Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)

       23,005   Trustees of the Tulsa Municipal Airport Trust, Oklahoma, Revenue           No Opt. Call           BB      20,673,903
                 Bonds (American Airlines Inc.), Refunding Series 2001B,
                 5.650%, 12/01/35 (Mandatory put 12/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.4%

        6,975   Carbon County Industrial Development Authority, Pennsylvania,              No Opt. Call         BBB-       7,460,111
                 Resource Recovery Revenue Refunding Bonds (Panther Creek
                 Partners Project), 2000 Series, 6.650%, 5/01/10
                 (Alternative Minimum Tax)

                Falls Township Hospital Authority, Pennsylvania, Refunding
                Revenue Bonds (FHA-Insured Mortgage - Delaware Valley Medical
                Center Project), Series 1992:
          455    6.900%, 8/01/11                                                            8/02 at 102          AAA         455,910
        3,000    7.000%, 8/01/22                                                            8/02 at 102          AAA       3,105,390

        7,000   Commonwealth of Pennsylvania, General Obligation Bonds,                     9/11 at 101           AA       7,364,210
                 Second Series 2001, 5.000%, 9/15/15

------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.2%

        1,500   Commonwealth of Puerto Rico, Public Improvement General                    No Opt. Call            A       1,617,540
                 Obligation Bonds of 2002, Series A, 5.500%, 7/01/29

        1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation         10/10 at 101          AAA       1,061,160
                 Bonds, 2000 Series A, 5.500%, 10/01/32

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.1%

        4,000   Town of Lexington, South Carolina, Combined Waterworks and                  4/10 at 101          Aaa       3,990,680
                 Sewer System Revenue Refunding and Improvement Bonds,
                 Series 2001A, 5.000%, 4/01/27

       10,000   Tobacco Settlement Revenue Management Authority,                            5/11 at 101           A1      10,696,700
                 South Carolina, Tobacco Settlement Asset-Backed
                 Bonds, Series 2001B, 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.8%

       10,000   Tennessee Housing Development Agency, Homeownership                         7/10 at 100           AA      10,601,400
                 Program Bonds, Issue 2000-2B, 6.350%, 1/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 13.5%

       14,360   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue        12/01 at 101           BB      13,998,128
                 Bonds (American Airlines, Inc. Project), Series 1990,
                 7.500%, 12/01/29 (Alternative Minimum Tax)

                Arlington Independent School District, Tarrant County, Texas,
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
        3,410    0.000%, 2/15/11                                                       2/05 at 71 15/16          Aaa       2,122,179
        4,105    0.000%, 2/15/14                                                       2/05 at 58 25/32          Aaa       2,059,971

        6,500   Bell County Health Facilities Development Corporation, Texas,              11/08 at 101           A-       6,268,600
                 Retirement Facility Revenue Bonds  (Buckner Retirement
                 Services, Inc. Obligated Group Project), Series 1998,
                 5.250%, 11/15/19

       14,375   Dallas-Fort Worth International Airport Facilities Improvement             No Opt. Call           BB      13,470,813
                 Corporation, Texas, Revenue Refunding Bonds (American
                 Airlines, Inc.), Series 2000C, 6.150%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/07)

        3,695   Fort Worth Housing Finance Corporation, Texas, Home Mortgage                4/02 at 103          Aa2       3,809,915
                 Revenue Refunding Bonds, Series 1991A, 8.500%, 10/01/11

        8,235   Grand Prairie Housing Finance Corporation, Texas, Multifamily               9/10 at 105          AAA       9,086,417
                 Housing Revenue Bonds (Landings at Carrier Project), Series 2000A,
                 6.875%, 9/20/42


                            Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                                    Portfolio of Investments October 31, 2001
    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      11,000   Harris County Health Facilities Development Corporation, Texas,            10/09 at 101           AA   $  10,801,890
                 Hospital Revenue Bonds (Texas Children's Hospital Project),
                 Series 1999A, 5.250%, 10/01/29

       13,175   Houston Independent School District, Texas, Limited Tax                     2/09 at 100          AAA      12,527,185
                 Schoolhouse and Refunding Bonds, Series 1999A,
                 4.750%, 2/15/26

       36,735   City of Houston, Texas, Water and Sewer System Junior Lien                 No Opt. Call          AAA       8,653,664
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/28

       22,500   City of Houston, Texas, Water and Sewer System Junior Lien                 12/10 at 100          AAA      22,848,075
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30

       16,270   City of Houston, Texas, Water and Sewer System Junior Lien                 12/01 at 102          AAA      16,653,484
                 Revenue Refunding Bonds, Series 1991C, 6.375%, 12/01/17

       17,655   Matagorda County Navigation District Number One, Texas,                    11/08 at 100          AAA      17,784,058
                 Revenue Refunding Bonds (Houston Industries Incorporated
                 Project), Series 1998B, 5.150%, 11/01/29

        7,650   Port of Corpus Christi Authority, Nueces County, Texas, Revenue             5/06 at 101         BBB-       7,426,850
                 Refunding Bonds (Union Pacific Corporation Project), Series 1992,
                 5.350%, 11/01/10

       14,680   San Antonio Independent School District, Bexar County, Texas,               8/09 at 100          AAA      16,732,704
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.800%, 8/15/29 (Pre-refunded to 8/15/09)

        3,750   Spring Branch Independent School District, Harris County,                   2/11 at 100          AAA       3,777,450
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/23

        5,000   City of Wichita Falls, Texas, Wichita County, Water and Sewer               8/11 at 100          AAA       4,983,600
                 System Priority Lien Revenue Bonds, Series 2001,
                 5.000%, 8/01/22

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.5%

        5,800   Carbon County, Utah, Solid Waste Disposal Refunding Revenue                 2/05 at 102          BB-       5,947,610
                 Bonds (Laidlaw/ECDC Project -  Guaranteed by Allied Waste
                 Industries), Series 1995, 7.500%, 2/01/10 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.9%

        1,000   Fairfax County Economic Development Authority, Virginia,                    9/09 at 101          Aaa       1,036,200
                 Revenue Bonds (National Wildlife Federation Project),
                 Series 1999, 5.375%, 9/01/29

        7,000   Norfolk Airport Authority, Virginia, Airport Revenue Refunding              7/11 at 100          AAA       6,999,510
                 Bonds, Series 2001B, 5.125%, 7/01/31 (Alternative Minimum Tax)

                City of Norfolk, Virginia, Water Revenue and Refunding Bonds,
                Series 2001:
        1,450    5.000%, 11/01/23                                                          11/11 at 100          AAA       1,457,366
        1,525    5.000%, 11/01/24                                                          11/11 at 100          AAA       1,531,558

        2,000   Powhatan County, Virginia, General Obligation Bonds, Series 2001,           1/11 at 101          AAA       2,006,200
                 5.000%, 1/15/27 (WI, settling 11/07/01)

        1,000   Spotsylvania County, Virginia, Water and Sewer System Revenue               6/11 at 100          AAA         999,200
                 Bonds, Series 2001, 5.000%, 6/01/30 (WI, settling 11/08/01)

       11,040   Suffolk Redevelopment and Housing Authority, Virginia, Multifamily         No Opt. Call          Aaa      11,524,435
                 Housing Revenue Refunding Bonds (Windsor at Potomac Vista
                 Limited Partnership Project), Series 2001, 4.850%, 7/01/31
                 (Mandatory put 7/01/11)

        2,000   Virginia College Building Authority, Educational Facilities Revenue         9/11 at 100          Aa1       2,005,720
                 Bonds (Public Higher Education Financing Program), Series 2001A,
                 5.000%, 9/01/26

        8,320   Virginia Housing Development Authority, Commonwealth Mortgage               1/02 at 102          AA+       8,505,619
                 Bonds, 1992 Series A, 7.150%, 1/01/33

          665   Virginia Housing Development Authority, Rental Housing Bonds,               5/09 at 101          AA+         674,037
                 1999 Series F, 5.000%, 5/01/15

          750   Virginia Resource Authority, Water and Sewer System Revenue                 5/11 at 101          AA          744,225
                 Bonds (Caroline County Public Improvements Project),
                 Series 2001, 5.000%, 5/01/32

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 7.9%

       13,550   Central Puget Sound Regional Transit Authority, Washington,                 2/09 at 101          AAA      12,792,149
                 Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999,
                 4.750%, 2/01/28

        4,185   Public Utility District No. 1, Douglas County, Washington,                  9/06 at 106          AA-       5,354,122
                 Wells Hydro-Electric Revenue Bonds, Series 1986,
                 8.750%, 9/01/18

       11,950   Public Hospital District No. 2, King County, Washington, Limited           12/08 at 101          AAA      11,682,440
                 Tax General Obligation Bonds (Evergreen Community Healthcare),
                 Series 1998, 5.000%, 12/01/28

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$      12,415   Federal Way School District No. 210, King County, Washington,              12/03 at 100        A1***   $  13,597,653
                 Unlimited Tax General Obligation Bonds, Series 1991,
                 6.950%, 12/01/11 (Pre-refunded to 12/01/03)

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,                   8/10 at 100          AAA       7,245,723
                 5.625%, 2/01/24 (Alternative Minimum Tax)

       13,400   City of Seattle, Washington, Municipal Light and Power Revenue             12/10 at 100          Aa3      13,672,154
                 Bonds, Series 2000, 5.400%, 12/01/25

        1,675   Spokane Downtown Foundation, Washington, Parking Revenue                    8/08 at 102            D       1,038,499
                 Bonds (River Park Square Project), Series 1998, 5.600%, 8/01/19#

        9,440   City of Tacoma, Washington, Electric System Revenue Bonds,                  1/11 at 101          AAA      10,250,706
                 Series 2001A Refunding, 5.750%, 1/01/18

        4,000   North Thurston School District No. 3, Thurston County,                     12/02 at 100            A       4,185,479
                 Washington, Unlimited Tax General Obligation Bonds, Series 1992,
                 6.500%, 12/01/09

       18,000   Washington Healthcare Facilities Authority, Revenue Bonds                   8/13 at 102          AAA      17,478,719
                 (Harrison Memorial Hospital), Series 1998, 5.000%, 8/15/28

        4,175   Washington State University, Recreation Center Revenue Bonds,               4/08 at 101          AAA       4,119,973
                 Series 1998, 5.000%, 4/01/28

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.4%

        7,000   Wisconsin Housing and Economic Development Authority,                       1/02 at 102           AA       7,162,329
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

       10,820   Wisconsin Health and Educational Facilities Authority, Revenue             12/01 at 102          AAA      11,097,424
                 Bonds (Novus Health Group), Series 1991-B, 6.750%, 12/15/20
                 (Pre-refunded to 12/15/01)

------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.0%

          365   Wyoming Community Development Authority, Single Family                     11/01 at 103           AA         376,270
                 Mortgage Bonds (Federally Insured or Guaranteed Mortgage
                 Loans), Series 1988G, 7.250%, 6/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$   1,307,195   Total Investments (cost $1,198,519,270) - 98.7%                                                        1,265,887,867
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      16,748,526
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,282,636,393
                ====================================================================================================================

                      * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                      # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen Premier Municipal Income Fund, Inc. (NPF)
                            Portfolio of
                                    Investments October 31, 2001

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 0.7%

$       3,310   Alabama Higher Education Loan Corporation, Student Loan Revenue            No Opt. Call          AAA   $   3,521,575
                 Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.5%

        2,000   Alaska Housing Finance Corporation, General Mortgage Revenue                6/09 at 101          AAA       2,061,920
                 Bonds, 1999 Series A, 6.000%, 6/01/49

          415   Municipality of Anchorage, Alaska, Home Mortgage Revenue Bonds              3/02 at 102          AAA         425,363
                 (Mortgage-Backed Securities Program), Series 1992,
                 8.000%, 3/01/09

------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 3.2%

        3,650   Gilbert Unified School District No. 41, Maricopa County, Arizona,           7/04 at 100          AAA       3,981,347
                 School Improvement Bonds (Project of 1993), Series 1994C,
                 6.100%, 7/01/14 (Pre-refunded to 7/01/04)

       10,635   Yuma Regional Medical Center on behalf of Hospital District No. 1,      8/02 at 101 1/2       N/R***      11,260,551
                 Yuma County, Arizona, Hospital Revenue Improvement and
                 Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.7%

        5,070   Arkansas Development Finance Authority, Single Family Mortgage              1/11 at 100          AAA       5,079,836
                 Revenue Bonds (Mortgage-Backed Securities Program),
                 2001 Series I, 5.300%, 7/01/33 (Alternative Minimum Tax)

        1,020   Arkansas Development Finance Authority, Single Family Mortgage              7/05 at 102          AAA       1,092,910
                 Revenue Bonds (Mortgage-Backed Securities Program),
                 1994 Series C, 6.600%, 7/01/17

        1,245   Arkansas Development Finance Authority, Single Family Mortgage              7/05 at 102          AAA       1,299,182
                 Revenue Bonds (Mortgage-Backed Securities Program),
                 1995 Series B, 6.550%, 7/01/18 (Alternative Minimum Tax)

          157   Drew County Public Facilities Board, Arkansas, Single Family                8/03 at 103          Aaa         166,019
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 8/01/11

          105   Greene County Residential Housing Facilities Board, Arkansas,               1/02 at 103          Aa2         108,325
                 Subordinated Mortgage Revenue Bonds, Series 1991-1,
                 7.250%, 1/01/10

          185   Stuttgart Public Facilities Board, Arkansas, Single Family                  9/03 at 103          Aaa         195,271
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 9/01/11

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 4.1%

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Bonds, Series 1995A:
       33,000    0.000%, 1/01/17                                                           No Opt. Call          AAA      15,918,540
       10,000    0.000%, 1/01/22                                                           No Opt. Call          AAA       3,561,800

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 1.3%

                Colorado Health Facilities Authority, Hospital Refunding Revenue
                Bonds (National Jewish Center for Immunology and Respiratory
                Medicine Project), Series 1992:
          410    6.600%, 2/15/02                                                           No Opt. Call       N/R***         414,736
        1,250    6.875%, 2/15/12 (Pre-refunded to 2/15/02)                                  2/02 at 102       N/R***       1,291,450
        3,040    7.100%, 2/15/22 (Pre-refunded to 2/15/02)                                  2/02 at 102       N/R***       3,142,691

        1,000   Colorado Health Facilities Authority, Hospital Revenue Bonds               12/09 at 101          Aaa       1,065,820
                 (Poudre Valley Healthcare, Inc.), Series 1999A, 5.750%, 12/01/23

------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.6%

        2,000   Connecticut Development Authority, Pollution Control Revenue               10/08 at 102          BBB       2,046,880
                 Refunding Bonds (Connecticut Light and Power Company),
                 Series 1993A, 5.850%, 9/01/28

        4,110   Connecticut Housing Finance Authority, Housing Mortgage Finance             5/06 at 102          Aaa       4,329,227
                 Program Bonds, 1997 Series A, Subseries A-4, 6.200%, 11/15/22
                 (Alternative Minimum Tax)

        1,300   Connecticut Housing Finance Authority, Housing Mortgage Finance             5/06 at 102          AAA       1,387,646
                 Program Bonds, 1996 Series C-2, 6.250%, 11/15/18

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 2.5%

$       1,175   District of Columbia, Hospital Revenue Refunding Bonds, Washington          8/02 at 102        A3***   $   1,225,173
                 Hospital Center Medlantic Issue, Series 1992A, 7.000%, 8/15/05
                 (Pre-refunded to 8/15/02)

                District of Columbia Housing Finance Agency, Multifamily Housing
                Refunding Revenue Bonds (FHA-Insured Mortgage Loans - Section 8
                Assisted Project), Series 1992B:
          920    7.200%, 9/01/12                                                            9/02 at 102           A3         954,353
        3,505    7.250%, 3/01/24                                                            9/02 at 102           A3       3,622,943

                District of Columbia, University Revenue Bonds, Georgetown
                University Issue, Series 2001A:
       14,105    0.000%, 4/01/24                                                       4/11 at 47 21/32          AAA       4,052,367
        7,625    0.000%, 4/01/25                                                       4/11 at 44 13/16          AAA       2,059,513

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.9%

        4,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,                10/06 at 102          AAA       4,179,360
                 5.750%, 10/01/18 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.8%

        8,000   George L. Smith II World Congress Center Authority, Georgia,                7/10 at 101          AAA       8,306,160
                 Refunding Revenue Bonds (Domed Stadium Project), Series 2000,
                 5.500%, 7/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.5%

        2,250   Department of Budget and Finance of the State of Hawaii, Special            1/09 at 101          AAA       2,441,070
                 Purpose Revenue Bonds (Hawaii Electric Company, Inc. and
                 Subsidiaries Project), Series 1999D, 6.150%, 1/01/20
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.2%

          995   Idaho Housing and Finance Association, Single Family Mortgage               7/06 at 102          Aa1       1,089,963
                 Bonds, 1996 Series E, 6.350%, 7/01/14 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 21.1%

        3,000   City of Chicago, Illinois, General Obligation Bonds (Central Public     7/02 at 101 1/2          AAA       3,140,280
                 Library Project), Series 1988C, 6.850%, 1/01/17 (Pre-refunded to 7/01/02)

                City of Chicago, Illinois, General Obligation Bonds (City
                Colleges of Chicago Capital Improvement Project), Series 1999:
        8,670    0.000%, 1/01/24                                                           No Opt. Call          AAA       2,689,954
       16,670    0.000%, 1/01/26                                                           No Opt. Call          AAA       4,631,926

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
        5,000    0.000%, 12/01/16                                                          No Opt. Call          AAA       2,373,900
       10,000    0.000%, 12/01/20                                                          No Opt. Call          AAA       3,682,500
        9,900    0.000%, 12/01/24                                                          No Opt. Call          AAA       2,899,017

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1999A:
       15,000    0.000%, 12/01/21                                                          No Opt. Call          AAA       5,195,100
       10,000    0.000%, 12/01/23                                                          No Opt. Call          AAA       3,096,300

        1,055   Chicago Public Building Commission, Illinois, Building Revenue             No Opt. Call          AAA       1,244,974
                 Bonds (Board of Education of the City of Chicago), Series 1990B,
                 7.000%, 1/01/15

       13,000   City of Chicago, Illinois, Wastewater Transmission Revenue                  1/06 at 102          AAA      13,006,500
                 Bonds, Series 1995, 5.125%, 1/01/25

        7,450   Town of Cicero, Cook County, Illinois, General Obligation Tax              12/04 at 102       N/R***       8,575,695
                 Increment Bonds, Series 1995A, 8.125%, 12/01/12 (Pre-refunded to 12/01/04)

        5,270   Illinois Development Finance Authority, Multifamily Housing                 3/02 at 102       N/R***       5,470,734
                 Revenue Bonds (Town and Garden Apartments Project),
                 Series 1992, 7.800%, 3/01/06 (Alternative Minimum Tax)
                 (Pre-refunded to 3/01/02)

                Illinois Development Finance Authority, Multifamily Housing
                Bonds (Affordable Housing Preservation Foundation Project),
                Series 1990, Subseries B (FHA-Insured Mortgage Loans - Lawless
                Gardens Project):
          600    7.650%, 7/01/07                                                            1/02 at 105          AAA         631,620
        5,270    7.650%, 12/31/31                                                           1/02 at 105          AAA       5,549,047

        7,400   Illinois Health Facilities Authority, Revenue Bonds (Trinity Medical        7/02 at 102      Baa2***       7,778,584
                 Center), Series 1992, 7.000%, 7/01/12 (Pre-refunded to 7/01/02)


                            Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                                    Portfolio of Investments October 31, 2001

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$         125   Illinois Health Facilities Authority, Revenue Refunding Bonds               4/02 at 102       AA-***   $     130,134
                 (Evangelical Hospitals Corporation), Series 1992A, 6.750%, 4/15/12
                 (Pre-refunded to 4/15/02)

        4,505   Illinois Housing Development Authority, Section 8 Elderly Housing           9/02 at 102            A       4,634,519
                 Revenue Bonds (Garden House of Maywood Development),
                 Series 1992, 7.000%, 9/01/18

          545   Illinois Housing Development Authority, Section 8 Elderly Housing           1/03 at 102         A***         582,120
                 Revenue Bonds (Morningside North Development), Series 1992D,
                 6.600%, 1/01/07 (Pre-refunded to 1/01/03)

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
        8,330    0.000%, 12/15/16                                                          No Opt. Call          AAA       3,970,744
        9,400    0.000%, 12/15/18                                                          No Opt. Call          AAA       3,942,266
       10,775    0.000%, 12/15/24                                                          No Opt. Call          AAA       3,178,625

        2,000   Onterie Center Housing Finance Corporation (An Illinois Not For             7/02 at 102          AAA       2,086,060
                 Profit Corporation), Mortgage Revenue  Refunding Bonds
                 (FHA-Insured Mortgage Loan - Onterie Center Project),
                 Series 1992A, 7.050%, 7/01/27

                Village of Sugar Grove, Kane County, Illinois, Waterworks and
                Sewerage Refunding Revenue Bonds, Series 1992:
        1,395    7.500%, 5/01/17 (Pre-refunded to 5/01/02)                                  5/02 at 102       N/R***       1,459,630
        1,440    7.500%, 5/01/17                                                            5/02 at 102          N/R       1,483,747

        4,725   Town of Wood River Township Hospital, Madison County, Illinois,             2/04 at 102          N/R       3,892,219
                 General Obligation Bonds (Alternate Revenue Source), Series 1993,
                 6.625%, 2/01/14

        4,900   Town of Wood River Township Hospital, Madison County, Illinois,             2/04 at 102          N/R       3,991,589
                 General Obligation Tort Immunity Bonds, Series 1993,
                 6.500%, 2/01/14

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.1%

                Crown Point Multi-School Building Corporation, Indiana, First
                Mortgage Bonds (Crown Point Community School Corporation),
                Series 2000:
        7,480    0.000%, 1/15/21                                                           No Opt. Call          AAA       2,728,779
        7,980    0.000%, 1/15/22                                                           No Opt. Call          AAA       2,751,424
        6,180    0.000%, 1/15/23                                                           No Opt. Call          AAA       2,017,214

       29,255   Indianapolis Local Public Improvement Bond Bank, Indiana, General          No Opt. Call          AAA       8,514,083
                 Obligation Bonds, Series 1999E, 0.000%, 2/01/25

        2,860   PHM Elementary/Middle School Building Corporation, St. Joseph              No Opt. Call            A       3,245,271
                 County, Indiana, First Mortgage Bonds, Series 1994,
                 6.300%, 1/15/09

------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.4%

        1,655   Iowa Student Loan Liquidity Corporation, Student Loan Revenue              12/02 at 102          Aaa       1,721,018
                 Bonds, Senior Series B, 5.750%, 12/01/06 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.8%

        1,295   City of Hutchinson, Kansas, Single Family Mortgage Revenue                  6/02 at 103          Aa3       1,343,705
                 Refunding Bonds, Series 1992, 8.875%, 12/01/12

        6,440   Unified Government of Wyandotte County/Kansas City, Kansas,                No Opt. Call          AAA       2,385,698
                 Sales Tax Special Obligation Revenue Bonds (Kansas International
                 Speedway Corporation Project), Series 1999, 0.000%, 12/01/20

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.1%

        5,000   Kentucky Rural Economic Development Authority, Economic                     7/02 at 102          N/R       5,114,450
                 Development Project Revenue Bonds (Donnelly Corporation
                 Project), Series 1992, 8.125%, 7/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.3%

        1,310   Louisiana Housing Finance Agency, Mortgage Revenue Bonds                    9/05 at 103          AAA       1,420,957
                 (GNMA Collateralized Mortgage Loan - St. Dominic Assisted
                 Care Facility), Series 1995, 6.850%, 9/01/25

------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.8%

        7,965   Maine Educational Loan Marketing Corporation, Subordinate                  No Opt. Call           A2       8,487,584
                 Student Loan Revenue Bonds, Series 1994-2, 6.250%, 11/01/06
                 (Alternative Minimum Tax)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.3%

$       6,000   Anne Arundel County, Maryland, Multifamily Housing Revenue                 No Opt. Call         BBB-   $   6,278,580
                 Bonds (Woodside Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory
                 put 12/01/03)

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.7%

                Massachusetts Municipal Wholesale Electric Company, Power Supply
                System Revenue Bonds, 1987 Series A:
            5    8.750%, 7/01/18                                                            1/02 at 100         BBB+           5,061
            5    8.750%, 7/01/18                                                            1/03 at 100         BBB+           5,370
            5    8.750%, 7/01/18                                                            1/04 at 100         BBB+           5,635
            5    8.750%, 7/01/18                                                            7/04 at 100         BBB+           5,775
            5    8.750%, 7/01/18                                                            1/05 at 100         BBB+           5,868

        3,875   Massachusetts Health and Educational Facilities Authority,                  2/04 at 102          Aa2       4,180,815
                 Revenue Refunding Bonds (FHA-Insured Project), Youville
                 Hospital Issue, Series B, 6.000%, 2/15/25

        8,780   Massachusetts Industrial Finance Agency, Resource Recovery                  1/02 at 103          N/R       9,063,682
                 Revenue Bonds (SEMASS Project), Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)

        2,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage               7/07 at 101          AAA       2,023,520
                 Revenue Bonds, 1997 Series C, 5.625%, 7/01/40
                 (Alternative Minimum Tax)

        6,780   Massachusetts Water Resources Authority, General Revenue                    7/02 at 102          AAA       7,139,204
                 Bonds, 1992 Series A, 6.750%, 7/15/12 (Pre-refunded to 7/15/02)

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 0.9%

        1,975   Charter Township of Clinton, Macomb County, Michigan,                       4/09 at 101          AAA       1,750,443
                 1998 General Obligation Unlimited Tax Police Building Bonds,
                 4.000%, 4/01/18

        2,500   Wayne County Building Authority, Michigan, General Obligation               3/02 at 102        A-***       2,598,375
                 Limited Tax Capital Improvement Bonds, Series 1992A,
                 8.000%, 3/01/17 (Pre-refunded to 3/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.6%

        7,990   City of Eden Prairie, Minnesota, Multifamily Housing Revenue           12/10 at 103 1/2          Aaa       8,584,057
                 Bonds (GNMA Collateralized Mortgage Loan - Lincoln Park
                 Project), Series 2000A-1, 6.650%, 6/20/42

       10,780   Northwest Minnesota Multi-County Housing and Redevelopment                 10/04 at 102          N/R       8,606,536
                 Authority, Governmental Housing Revenue Bonds (Pooled Housing
                 Program), Series 1994A, 8.125%, 10/01/26

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

        8,610   Mississippi Home Corporation, Residual Revenue Capital                 3/04 at 41 21/32          Aaa       3,325,182
                 Appreciation Bonds, Series 1992-I, 0.000%, 9/15/16

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

        1,590   Missouri Health and Educational Facilities Authority, Revenue               6/11 at 101          AAA       1,615,885
                 Bonds (SSM Healthcare), Series 2001A, 5.250%, 6/01/28

------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 3.6%

        2,830   City of Grand Island, Nebraska, Electric System Revenue Bonds,              3/02 at 100        A+***       3,110,623
                 1977 Series, 6.100%, 9/01/12

        2,350   Nebraska Higher Education Loan Program Inc., Senior Subordinate            No Opt. Call          AAA       2,585,940
                 Bonds, Series A-5B, 6.250%, 6/01/18 (Alternative Minimum Tax)

       10,935   Omaha Public Power District, Nebraska, Electric System Revenue          2/02 at 101 1/2          AAA      11,220,185
                 Bonds, 1992 Series A, 6.500%, 2/01/17 (Pre-refunded to 2/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.3%

          790   New Hampshire Municipal Bond Bank, Educational Institutions                No Opt. Call          N/R         820,281
                 Division Revenue Bonds (1994 Coe-Brown Northwood Academy
                 Project), 7.250%, 5/01/09

        5,000   New Hampshire Housing Finance Authority, Multifamily Housing                7/10 at 101          Aaa       5,218,550
                 Revenue Bonds (Countryside Limited Partnership - Countryside
                 Project), 1994 Issue Remarketing, 6.100%, 7/01/24
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 7.7%

        1,000   City of New York, New York, General Obligation Bonds,                      No Opt. Call            A       1,103,510
                 Fiscal 1995 Series A, 7.000%, 8/01/04

        4,000   City of New York, New York, General Obligation Bonds,                   2/06 at 101 1/2            A       4,207,960
                 Fiscal 1996 Series J, 5.875%, 2/15/19

                            Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                                    Portfolio of Investments October 31, 2001

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$          80   City of New York, New York, General Obligation Bonds,                   2/02 at 101 1/2            A   $      82,590
                 Fiscal 1991 Series D, 9.500%, 8/01/02

                City of New York, New York, General Obligation Bonds, Fiscal
                1995 Series E:
          450    6.500%, 8/01/02                                                           No Opt. Call          Aaa         465,206
        1,100    6.500%, 8/01/02                                                           No Opt. Call            A       1,134,089

        4,480   City of New York Transitional Finance Authority, New York,                  8/07 at 101          AA+       4,519,738
                 Future Tax Secured Bonds, Fiscal 1998 Series A, 5.125%, 8/15/21

       10,000   New York State Dormitory Authority, State University Educational            5/10 at 101          AAA      10,484,100
                 Facilities Revenue Bonds (1999 Resolution), Series 2000B,
                 5.500%, 5/15/30

        5,060   New York State Medical Care Facilities Finance Agency, Hospital             8/02 at 102          AAA       5,220,503
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series B, 6.200%, 8/15/22

        4,525   New York State Medical Care Facilities Finance Agency,                      8/03 at 102          AAA       4,863,289
                 St. Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, 1993 Series A, 5.600%, 8/15/13

        4,000   New York State Medical Care Facilities Finance Agency, Hospital             2/04 at 102          AAA       4,079,880
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.500%, 8/15/24

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.0%

       10,300   North Carolina Eastern Municipal Power Agency, Power System                No Opt. Call          AAA      11,805,036
                  Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22

        2,130   North Carolina Housing Finance Agency, Multifamily Revenue                  7/02 at 102          Aa2       2,216,755
                 Refunding Bonds (1992 Refunding Bond Resolution), Series B,
                 6.900%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.6%

        2,110   Cleveland-Rock Glen Housing Assistance Corporation, Ohio,                   7/04 at 103          AAA       2,228,793
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects), Series 1994A,
                 6.750%, 1/15/25

          595   Toledo-Lucas County Port Authority, Development Revenue                    11/01 at 101          N/R         598,463
                 Bonds (Northwest Ohio Bond Fund), Series 1992A,
                 7.750%, 5/15/07 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.6%

        2,000   Falls Township Hospital Authority, Pennsylvania, Refunding                  8/02 at 102          AAA       2,070,260
                 Revenue Bonds (FHA-Insured Mortgage - Delaware Valley
                 Medical Center Project), Series 1992, 7.000%, 8/01/22

          270   Northampton County Hospital Authority, Pennsylvania, Hospital              No Opt. Call         BBB-         270,208
                 Revenue Bonds (Easton Hospital), Series 1992A, 6.900%, 1/01/02

        6,670   City of Philadelphia, Pennsylvania, Water and Sewer Revenue                No Opt. Call          AAA       7,324,527
                  Bonds, Tenth Series, 7.350%, 9/01/04

        2,500   Philadelphia Hospitals and Higher Education Facilities Authority,           8/02 at 102           A+       2,623,325
                 Pennsylvania, Hospital Revenue Bonds (Children's Seashore
                 House), Series 1992A, 7.000%, 8/15/12

        4,450   Philadelphia Hospitals and Higher Education Facilities Authority,           8/02 at 102           A+       4,669,519
                 Pennsylvania, Hospital Revenue Bonds (Children's Seashore
                 House), Series 1992B, 7.000%, 8/15/22

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.3%

       14,800   Tobacco Settlement Revenue Management Authority,                            5/11 at 101           A1      15,463,780
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.4%

        2,060   Johnson City Health and Educational Facilities Board,                       7/23 at 100          AAA       2,084,555
                 Tennessee, Hospital Revenue Refunding and  Improvement
                 Bonds (Johnson City Medical Center Hospital), Series 1998C,
                 5.125%, 7/01/25 (Pre-refunded to 7/01/23)

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.1%

        6,415   Edgewood Independent School District, Bexar County, Texas,                  8/11 at 100          Aaa       6,419,875
                 General Obligation Refunding Bonds, Series 2001, 5.125%, 8/15/31

       27,355   City of Houston, Texas, Hotel Occupancy Tax and Special                    No Opt. Call          AAA       6,900,846
                 Revenue Bonds (Convention Project), Series 2001B,
                 0.000%, 9/01/27

        2,000   Mansfield Independent School District, Tarrant County, Texas,               2/11 at 100          AAA       2,048,300
                 General Obligation Bonds, Series 2001, 5.375%, 2/15/26

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$       4,007   General Services Commission (an Agency of the State of Texas)           9/03 at 100 1/2            A   $   4,052,867
                 (as Lessee), Participation Interests, 7.500%, 9/01/22

          720   Victoria Housing Finance Corporation, Texas, Single Family                 No Opt. Call          Aaa         729,367
                 Mortgage Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11

                Weatherford Independent School District, Parker County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 2001:
        6,945    0.000%, 2/15/23                                                         2/11 at 50 1/4          AAA       2,101,974
        6,945    0.000%, 2/15/24                                                        2/11 at 47 7/16          AAA       1,981,200

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.7%

        1,000   Utah Housing Corporation, Single Family Mortgage Bonds,                     7/11 at 100          Aa2       1,013,460
                 2001 Series D, 5.500%, 1/01/21 (Alternative Minimum Tax)

          475   Utah Housing Finance Agency, Single Family Mortgage Bonds,                  1/07 at 102           AA         495,363
                 1996 Series C, 6.450%, 7/01/14 (Alternative Minimum Tax)

        1,625   Utah Housing Finance Agency, Single Family Mortgage Bonds,              7/07 at 101 1/2           AA       1,713,514
                 1997 Series F, 5.750%, 7/01/15 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.8%

        3,200   Suffolk Redevelopment and Housing Authority, Virginia,                      7/02 at 104         Baa2       3,345,440
                 Multifamily Housing Revenue Refunding Bonds (Chase Heritage
                 at Dulles Project), Series 1994, 7.000%, 7/01/24
                 (Mandatory put 7/01/04)

        5,000   Virginia Housing Development Authority, Commonwealth                        1/02 at 102          AA+       5,111,900
                 Mortgage Bonds, 1992 Series A, 7.100%, 1/01/22

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 4.2%

        6,160   Public Hospital District No. 2, King County, Washington, Limited            6/11 at 101          AAA       6,242,113
                 Tax General Obligation Bonds (Evergreen Healthcare),
                 Series 2001A, 5.250%, 12/01/24

        9,500   State of Washington, General Obligation and General Obligation             No Opt. Call          AA+      10,993,495
                 Refunding Bonds, Series 1992A and AT-6, 6.250%, 2/01/11

        2,500   Washington Healthcare Facilities Authority, Revenue Bonds                   2/02 at 102       AA-***       2,583,424
                 (Sacred Heart Medical Center, Spokane), Series 1992,
                 6.875%, 2/15/12 (Pre-refunded to 2/15/02)

------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.2%

          850   West Virginia Housing Development Fund, Housing Finance                     5/02 at 102          AAA         885,716
                 Bonds, 1992 Series B, 7.200%, 11/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.1%

        2,985   Silver Lake Sanitary District, Waushara County, Wisconsin,                 10/02 at 100       N/R***       3,144,697
                 Sewer System Mortgage Revenue Bonds, 8.000%, 10/01/18
                 (Pre-refunded to 10/01/02)

        5,950   Wisconsin Housing and Economic Development Authority,                       1/02 at 102           AA       6,087,980
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

        5,000   Wisconsin Health and Educational Facilities Authority,                      2/10 at 101           AA       5,429,599
                 Revenue Bonds (Marshfield Clinic), Series 1999,
                 6.250%, 2/15/18
------------------------------------------------------------------------------------------------------------------------------------
$     634,344   Total Investments (cost $439,805,931) - 98.7%                                                            466,276,741
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                       6,219,013
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 472,495,754
                ====================================================================================================================


                       * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.


Statement of
      Net Assets October 31, 2001
                                                             INVESTMENT               SELECT             QUALITY             PREMIER
                                                                QUALITY              QUALITY              INCOME              INCOME
                                                                  (NQM)                (NQS)               (NQU)               (NPF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value       $845,517,843         $793,745,889      $1,265,887,867        $466,276,741
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value         2,000,000                   --                  --                  --
Cash                                                          2,239,882                   --                  --                  --
Receivables:
   Interest                                                  15,442,049           14,401,895          23,310,261           7,155,811
   Investments sold                                             950,669              390,039           4,545,000           2,299,083
Other assets                                                     35,724               57,537              48,523              27,078
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          866,186,167          808,595,360       1,293,791,651         475,758,713
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                       --            1,884,259           2,242,435           1,304,080
Payable for investments purchased                                    --                   --           3,721,940                  --
Accrued expenses:
  Management fees                                               457,547              426,190             670,860             254,042
  Other                                                         228,600              180,222             306,404             121,016
Preferred share dividends payable                                56,763                   --              94,078              26,767
Common share dividends payable                                2,628,685            2,507,673           4,119,541           1,557,054
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                        3,371,595            4,998,344          11,155,258           3,262,959
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                 $862,814,572         $803,597,016      $1,282,636,393        $472,495,754
====================================================================================================================================
Preferred shares, at liquidation value                     $301,000,000         $279,000,000      $  452,000,000        $165,000,000
====================================================================================================================================
Preferred shares outstanding                                     12,040               11,160              18,080               6,600
====================================================================================================================================
Common shares outstanding                                    35,764,425           33,887,474          54,204,488          20,091,018
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by Common
   shares outstanding)                                     $      15.71         $      15.48      $        15.32        $      15.31
====================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
    Operations Year Ended October 31, 2001
                                                            INVESTMENT               SELECT             QUALITY             PREMIER
                                                               QUALITY              QUALITY              INCOME              INCOME
                                                                 (NQM)                (NQS)               (NQU)               (NPF)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $48,258,111          $46,621,865        $ 75,341,559         $28,538,198
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              5,315,600            4,948,118           7,826,819           2,951,142
Preferred shares - auction fees                                752,500              697,500           1,130,000             412,500
Preferred shares - dividend disbursing agent fees               50,000               50,000              60,000              30,000
Shareholders' servicing agent fees and expenses                113,169               93,185             130,783              57,917
Custodian's fees and expenses                                  237,032              222,928             275,368             112,374
Directors' fees and expenses                                    12,651               11,944              11,313               6,914
Professional fees                                               21,616               17,765              66,302              72,157
Shareholders' reports - printing and mailing expenses           85,372               86,843             106,784              56,147
Stock exchange listing fees                                     30,775               31,499              45,371              33,218
Investor relations expense                                     111,359              108,185             159,608              65,785
Other expenses                                                  49,304               50,740              59,592              27,552
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                   6,779,378            6,318,707           9,871,940           3,825,706
   Custodian fee credit                                        (38,567)             (29,698)            (68,043)            (50,027)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 6,740,811            6,289,009           9,803,897           3,775,679
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       41,517,300           40,332,856          65,537,662          24,762,519
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions               3,148,534            6,782,374           6,316,890           2,200,363
Change in net unrealized appreciation (depreciation)
 of investments                                             32,498,102           25,265,085          35,316,355          14,544,248
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                   35,646,636           32,047,459          41,633,245          16,744,611
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $77,163,936          $72,380,315        $107,170,907         $41,507,130
===================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
           Changes in Net Assets

                                                                INVESTMENT QUALITY (NQM)                  SELECT QUALITY (NQS)
                                                          ---------------------------------       ---------------------------------
                                                            YEAR ENDED           YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                              10/31/01             10/31/00           10/31/01            10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 41,517,300         $ 43,376,250       $ 40,332,856        $ 41,509,119
Net realized gain (loss) from investment transactions        3,148,534           (2,187,570)         6,782,374             429,356
Change in net unrealized appreciation
   (depreciation) of investments                            32,498,102           25,862,636         25,265,085          15,449,974
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  77,163,936           67,051,316         72,380,315          57,388,449
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                     (30,391,113)         (31,909,307)       (29,529,048)        (31,279,754)
   Preferred shareholders                                   (9,512,019)         (12,163,240)        (8,728,935)        (11,427,939)
From and in excess of net realized gains
from investment transactions:
   Common shareholders                                              --             (129,711)                --             (78,386)
   Preferred shareholders                                           --              (37,355)          (208,058)            (21,716)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders  (39,903,132)         (44,239,613)       (38,466,041)        (42,807,795)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to
   reinvestment of distributions                               233,587                   --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                  37,494,391           22,811,703         33,914,274          14,580,654
Net assets at the beginning of year                        825,320,181          802,508,478        769,682,742         755,102,088
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                             $862,814,572         $825,320,181       $803,597,016        $769,682,742
===================================================================================================================================
Balance of undistributed net investment income
   at the end of year                                     $  1,692,284         $     78,116       $  2,296,205        $    218,441
===================================================================================================================================


                                 See accompanying notes to financial statements.


Statement of
     Changes in Net Assets (continued)
                                                                  QUALITY INCOME (NQU)                    PREMIER INCOME (NPF)
                                                         -----------------------------------       --------------------------------
                                                             YEAR ENDED           YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                               10/31/01             10/31/00           10/31/01            10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                    $   65,537,662       $   69,253,953       $ 24,762,519        $ 25,182,883
Net realized gain (loss) from investment transactions         6,316,890            1,262,287          2,200,363          (1,476,362)
Change in net unrealized appreciation (depreciation)
   of investments                                            35,316,355           10,564,892         14,544,248           5,658,575
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  107,170,907           81,081,132         41,507,130          29,365,096
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
   Common shareholders                                      (49,551,179)         (51,692,078)       (18,468,147)        (18,975,126)
   Preferred shareholders                                   (14,251,122)         (18,405,376)        (5,227,454)         (6,795,906)
From and in excess of net realized gains
from investment transactions:
   Common shareholders                                         (412,608)                  --                 --                  --
   Preferred shareholders                                      (148,749)                  --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (64,363,658)         (70,097,454)       (23,695,601)        (25,771,032)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to
   reinvestment of distributions                                     --                   --            580,883                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   42,807,249           10,983,678         18,392,412           3,594,064
Net assets at the beginning of year                       1,239,829,144        1,228,845,466        454,103,342         450,509,278
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                            $1,282,636,393       $1,239,829,144       $472,495,754        $454,103,342
===================================================================================================================================
Balance of undistributed net investment income
   at the end of year                                    $    1,873,911       $      135,043       $  1,130,168        $     63,250
===================================================================================================================================


                                 See accompanying notes to financial statements.


Notes to
       Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU) and Nuveen Premier Municipal Income Fund, Inc.
(NPF).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2001, Quality Income (NQU) had outstanding when-issued purchase commitments of $2,974,211. There were no such outstanding purchase commitments in any of the other Funds.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.


Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2001, have been designated Exempt Interest Dividends.


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                               INVESTMENT       SELECT      QUALITY      PREMIER
                                  QUALITY      QUALITY       INCOME       INCOME
                                    (NQM)        (NQS)        (NQU)        (NPF)
--------------------------------------------------------------------------------

Number of shares:
   Series M                         2,500        2,000        3,000        1,000
   Series T                         2,500        2,000        3,000        2,800
   Series W                         2,500        2,800        3,000           --
   Series W2                           --           --        2,080           --
   Series Th                        2,040        1,560        4,000        2,800
   Series F                         2,500        2,800        3,000           --
--------------------------------------------------------------------------------
Total                              12,040       11,160       18,080        6,600
================================================================================


Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.


2. FUND SHARES
During the fiscal year ended October 31, 2001, Investment Quality (NQM) and Premier Income (NPF) had 15,466 and 39,069, respectively, shares issued to shareholders due to reinvestment of distributions. There were no share transactions for any of the other Funds during the fiscal year ended October 31, 2001. There were no share transactions during the fiscal year ended October 31, 2000, for any of the Funds.


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 3, 2001, to shareholders of record on November 15, 2001, as follows:
                               Investment       Select      Quality      Premier
                                  Quality      Quality       Income       Income
                                    (NQM)        (NQS)        (NQU)        (NPF)
--------------------------------------------------------------------------------
Dividend per share                 $.0735       $.0740       $.0760       $.0775
================================================================================

Notes to
    Financial Statements (continued)

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended October 31, 2001, were as follows:

                                      INVESTMENT       SELECT      QUALITY      PREMIER
                                         QUALITY      QUALITY       INCOME       INCOME
                                           (NQM)        (NQS)        (NQU)        (NPF)
---------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities    $141,022,706 $230,677,007 $401,658,945 $62,594,591
   Short-term municipal securities     13,000,000   32,600,000   54,300,000  12,000,000
Sales and maturities:
   Long-term municipal securities     155,164,205  217,811,500  372,433,308  71,454,923
   Short-term municipal securities     11,000,000   39,600,000   54,300,000  12,000,000
=======================================================================================

At October 31, 2001, the cost of investments owned for federal income tax purposes were as follows:
                       INVESTMENT         SELECT          QUALITY        PREMIER
                          QUALITY        QUALITY           INCOME         INCOME
                            (NQM)          (NQS)            (NQU)          (NPF)
--------------------------------------------------------------------------------
                     $787,143,274   $750,146,866   $1,198,933,570   $439,805,931
================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 2001, were as follows:

                              INVESTMENT       SELECT      QUALITY      PREMIER
                                 QUALITY      QUALITY       INCOME       INCOME
                                   (NQM)        (NQS)        (NQU)        (NPF)
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation              $65,084,616  $47,259,926  $72,918,631  $30,601,481
   depreciation               (4,710,047)  (3,660,903)  (5,964,334)  (4,130,671)
-------------------------------------------------------------------------------
Net unrealized appreciation  $60,374,569  $43,599,023  $66,954,297  $26,470,810
===============================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


7. COMPOSITION OF NET ASSETS
At October 31, 2001, net assets consisted of:

                                                        INVESTMENT        SELECT         QUALITY       PREMIER
                                                           QUALITY       QUALITY          INCOME        INCOME
                                                             (NQM)         (NQS)           (NQU)         (NPF)
--------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $301,000,000  $279,000,000  $  452,000,000  $165,000,000
Common shares, $.01 par value per share                    357,644       338,875         542,045       200,910
Paid-in surplus                                        498,425,357   471,802,724     754,951,768   279,070,598
Balance of undistributed net investment income           1,692,284     2,296,205       1,873,911     1,130,168
Accumulated net realized gain from
   investment transactions                                 964,718     6,560,189       5,900,072       623,268
Net unrealized appreciation of investments              60,374,569    43,599,023      67,368,597    26,470,810
--------------------------------------------------------------------------------------------------------------
Net assets                                            $862,814,572  $803,597,016  $1,282,636,393  $472,495,754
==============================================================================================================
Authorized shares:
   Common                                              200,000,000   200,000,000     200,000,000   200,000,000
   Preferred                                             1,000,000     1,000,000       1,000,000     1,000,000
==============================================================================================================


8. INVESTMENT COMPOSITION
At October 31, 2001, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                    INVESTMENT      SELECT     QUALITY   PREMIER
                                       QUALITY     QUALITY      INCOME    INCOME
                                         (NQM)       (NQS)       (NQU)     (NPF)
--------------------------------------------------------------------------------
Consumer Staples                            3%          4%          4%        3%
Education and Civic Organizations           5           1           1         7
Healthcare                                 11          12          10         6
Housing/Multifamily                         7           7           5        14
Housing/Single Family                       7          11           6         5
Long-Term Care                              3           1           1         2
Tax Obligation/General                     15          11          10        12
Tax Obligation/Limited                      9          12           7        15
Transportation                             14          14          15         1
U.S. Guaranteed                            10           9          17        26
Utilities                                   7                      10         5
Water and Sewer                             9           7          12         3
Other                                       -           1           2         1
--------------------------------------------------------------------------------
                                          100%        100%        100%      100%
================================================================================


Certain long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (58% for Investment Quality (NQM), 64% for Select Quality (NQS), 57% for Quality Income (NQU) and 57% for Premier Income (NPF)).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial
       Highlights
Selected data for a Common share outstanding throughout each year ended October 31:

                                         Investment Operations                           Less Distributions
                                    ------------------------------     -----------------------------------------------------
                                                                                               From       From
                                                                                               and in     and in
                                                                       Net         Net         Excess of  Excess of
                                               Net                     Investment  Investment  Capital    Capital
                                               Realized/               Income to   Income to   Gains to   Gains to
                     Beginning      Net        Unrealized              Common      Preferred   Common     Preferred
                     Net Asset      Investment Investment              Share-      Share-      Share-     Share-
                     Value          Income     Gain (Loss)   Total     holders     holders+    holders    holders+   Total
============================================================================================================================
INVESTMENT QUALITY (NQM)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                 $14.67         $1.16      $ 1.00        $2.16     $ (.85)     $(.27)      $--        $--        $(1.12)
2000                  14.03          1.21         .66         1.87       (.89)      (.34)       --         --         (1.23)
1999                  16.00          1.21       (1.96)        (.75)      (.96)      (.24)       --         --         (1.20)
1998                  15.77          1.22         .25         1.47       (.98)      (.25)      (.01)       --         (1.24)
1997                  15.48          1.25         .30         1.55      (1.01)      (.25)       --         --         (1.26)
SELECT QUALITY (NQS)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                  14.48          1.19         .95         2.14       (.87)      (.26)       --        (.01)       (1.14)
2000                  14.05          1.22         .47         1.69       (.92)      (.34)       --         --         (1.26)
1999                  15.68          1.22       (1.64)        (.42)      (.96)      (.24)       --         --         (1.20)
1998                  15.48          1.23         .19         1.42       (.97)      (.25)       --         --         (1.22)
1997                  15.12          1.25         .37         1.62      (1.01)      (.25)       --         --         (1.26)
QUALITY INCOME (NQU)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                  14.53          1.21         .76         1.97       (.91)      (.26)      (.01)       --         (1.18)
2000                  14.33          1.28         .21         1.49       (.95)      (.34)       --         --         (1.29)
1999                  15.83          1.27       (1.48)        (.21)     (1.03)      (.25)       --         --         (1.28)
1998                  15.73          1.27         .12         1.39      (1.03)      (.26)       --         --         (1.29)
1997                  15.44          1.29         .29         1.58      (1.03)      (.26)       --         --         (1.29)
----------------------------------------------------------------------------------------------------------------------------
PREMIER INCOME (NPF)
Year Ended 10/31:
2001                  14.42          1.23         .84         2.07       (.92)      (.26)       --         --         (1.18)
2000                  14.24          1.26         .21         1.47       (.95)      (.34)       --         --         (1.29)
1999                  15.76          1.22       (1.51)        (.29)      (.97)      (.24)       --         --         (1.21)
1998                  15.62          1.22         .17         1.39      (1.00)      (.25)       --         --         (1.25)
1997                  15.38          1.25         .31         1.56      (1.03)      (.24)      (.04)      (.01)       (1.32)
============================================================================================================================


                                                                  Total Returns
                                                                 ----------------
                        Offering
                        Costs and                                          Based
                        Preferred       Ending                   Based     on
                        Share           Net        Ending        on        Net
                        Underwriting    Asset      Market        Market    Asset
                        Discounts       Value      Value         Value*    Value*
=================================================================================
INVESTMENT QUALITY (NQM)
---------------------------------------------------------------------------------
Year Ended 10/31:
2001                    $ --            $15.71     $14.8400      22.33%    13.16%
2000                      --             14.67      12.8750       3.70     11.38
1999                    (.02)            14.03      13.3125      (8.51)    (6.64)
1998                      --             16.00      15.5000       5.97      7.97
1997                      --             15.77      15.5625      10.82      8.68
SELECT QUALITY (NQS)
---------------------------------------------------------------------------------
Year Ended 10/31:
2001                      --             15.48      14.7500      20.09     13.23
2000                      --             14.48      13.0625       6.85     10.02
1999                    (.01)            14.05      13.1250     (13.63)    (4.55)
1998                      --             15.68      16.1875      10.96      7.77
1997                      --             15.48      15.5000       9.43      9.35
QUALITY INCOME (NQU)
---------------------------------------------------------------------------------
Year Ended 10/31:
2001                      --             15.32      14.6200      18.72     12.09
2000                      --             14.53      13.1250        .73      8.37
1999                    (.01)            14.33      14.0000     (11.17)    (3.20)
1998                      --             15.83      16.8125       9.64      7.37
1997                      --             15.73      16.3125      14.22      8.81
PREMIER INCOME (NPF)
---------------------------------------------------------------------------------
Year Ended 10/31:
2001                      --             15.31      14.8400      15.93     12.89
2000                      --             14.42      13.6250       9.71      8.22
1999                    (.02)            14.24      13.3125     (17.25)    (3.71)
1998                      --             15.76      17.1250      10.29      7.49
1997                      --             15.62      16.5000      16.81      8.85
=================================================================================

                                             Ratios/Supplemental Data
                       --------------------------------------------------------------------
                                                         Before Credit
                                      -----------------------------------------------------
                                                   Ratio of Net                Ratio of Net
                                      Ratio of     Investment    Ratio of      Investment
                                      Expenses     Income to     Expenses      Income to
                                      to Average   Average       to Average    Average
                       Ending         Net Assets   Net Assets    Total         Total
                       Net            Applicable   Applicable    Net Assets    Net Assets
                       Assets         to Common    to Common     Including     Including
                       (000)          Shares++     Shares++      Preferred++   Preferred++
===========================================================================================
INVESTMENT QUALITY (NQM)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                   $862,815       1.24%        7.56%         .80%          4.88%
2000                    825,320       1.24         8.57          .78           5.37
1999                    802,508       1.17         7.85          .78           5.24
1998                    820,150       1.12         7.66          .78           5.31
1997                    809,337       1.13         8.08          .78           5.56
SELECT QUALITY (NQS)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                    803,597       1.24         7.89          .80           5.10
2000                    769,683       1.22         8.67          .77           5.48
1999                    755,102       1.17         8.07          .78           5.38
1998                    769,774       1.14         7.87          .78           5.40
1997                    759,770       1.15         8.22          .78           5.59
QUALITY INCOME (NQU)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                  1,282,636       1.21         8.05          .78           5.17
2000                  1,239,829       1.21         8.95          .77           5.65
1999                  1,228,845       1.17         8.27          .77           5.46
1998                  1,251,408       1.13         8.08          .77           5.49
1997                  1,238,536       1.15         8.35          .77           5.62
PREMIER INCOME (NPF)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                    472,496       1.28         8.25          .82           5.32
2000                    454,103       1.27         8.84          .80           5.59
1999                    450,509       1.19         7.98          .80           5.35
1998                    454,149       1.15         7.80          .79           5.38
1997                    448,807       1.17         8.14          .80           5.57
===========================================================================================


                                    Ratios/Supplemental Data
                     --------------------------------------------------------------------       Municipal Auction Rate Cumulative
                                            After Credit**                                       Preferred Stock at End of Year
                     ---------------------------------------------------------                ------------------------------------
                                    Ratio of Net                  Ratio of Net
                     Ratio of       Investment      Ratio of      Investment
                     Expenses       Income to       Expenses      Income to
                     to Average     Average         to Average    Average
                     Net Assets     Net Assets      Total         Total                     Aggregate    Liquidation
                     Applicable     Applicable      Net Assets    Net Assets    Portfolio   Amount       and Market      Asset
                     to Common      to Common       Including     Including     Turnover    Outstanding  Value Per       Coverage
                     Shares++       Shares++        Preferred++   Preferred++   Rate        (000)        Share           Per Share
==================================================================================================================================
INVESTMENT QUALITY (NQM)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                 1.23%          7.56%           .79%          4.89%         17%        $301,000      $25,000         $71,662
2000                 1.22           8.59            .77           5.38          35          301,000       25,000          68,548
1999                 1.16           7.86            .77           5.24          16          301,000       25,000          66,654
1998                 1.12           7.66            .78           5.31           7          250,000       25,000          82,015
1997                 1.13           8.08            .78           5.56          14          250,000       25,000          80,934
SELECT QUALITY (NQS)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                 1.23           7.89            .80           5.11          28          279,000       25,000          72,007
2000                 1.21           8.68            .77           5.48          30          279,000       25,000          68,968
1999                 1.16           8.08            .78           5.39          27          279,000       25,000          67,661
1998                 1.14           7.87            .78           5.40           7          240,000       25,000          80,185
1997                 1.15           8.22            .78           5.59          10          240,000       25,000          79,143
QUALITY INCOME (NQU)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                 1.21           8.06            .77           5.18          30          452,000       25,000          70,942
2000                 1.20           8.95            .76           5.65          23          452,000       25,000          68,575
1999                 1.16           8.27            .77           5.47          13          452,000       25,000          67,967
1998                 1.13           8.08            .77           5.49          19          400,000       25,000          78,213
1997                 1.15           8.35            .77           5.62           9          400,000       25,000          77,408
PREMIER INCOME (NPF)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                 1.26           8.26            .81           5.33          14          165,000       25,000          71,590
2000                 1.26           8.85            .79           5.60           9          165,000       25,000          68,804
1999                 1.18           7.99            .79           5.35          11          165,000       25,000          68,259
1998                 1.15           7.80            .79           5.38          19          140,000       25,000          81,098
1997                 1.17           8.14            .80           5.57           5          140,000       25,000          80,144
==================================================================================================================================



* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

                                 See accompanying notes to financial statements.


Build Your Wealth
        Automatically

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  Information


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL




Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended October 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          for Generations

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)


Logo: NUVEEN Investments

Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                   FAN-3-10-01